Confidential portions of this Master Agreement for Banking Support Services and any exhibit, schedule, or addendum thereto have been omitted where indicated by “[***]” and have been filed separately with the Securities and Exchange Commission pursuant to a Request for Confidential Treatment under Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

MASTER AGREEMENT FOR BANKING SUPPORT SERVICES

This Master Agreement for Banking Support Services (“Agreement”) is made and entered into effective as of April 1, 2012 (the “Effective Date”), by and between First-Citizens Bank & Trust Company (“FCB”), a North Carolina banking corporation, through its INFOTECH ALLIANCE division (collectively, “ITA”) and FIRST CITIZENS BANK AND TRUST COMPANY, INC., a South Carolina banking corporation (“Client”).

FCB has provided account processing and related services to Client pursuant to that certain Master Agreement for Banking Support Services between the parties dated April 2006, and subsequent schedules and amendments thereto (collectively, the “2006 Master Agreement”). Client desires to continue utilizing certain processes, programs, products and services offered by ITA, and ITA desires to provide such to Client. This Agreement is intended by the parties to replace the 2006 Master Agreement.

Therefore, for and in consideration of the terms and conditions contained in this Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by both parties, the parties agree as follows:

1.
Term. The term of this Agreement (“Term”), including all Attachments as defined in Section 2.1.a. below, shall commence on the Effective Date and continue until the expiration of sixty (60) months, unless terminated earlier as provided herein.

2.	Services.

2.1	In General.

a.
ITA shall provide services and supplies to Client (“Services”) as described in this Agreement and related exhibits (“Exhibits”), schedules (“Schedules” or “Service Schedules”), addenda (“Addenda” or “Addendum”) and other attachments hereto (collectively, “Attachments”). The term “Services” as used herein shall also include any additional Services agreed upon by the parties in writing from time to time.

b.
This Agreement contains the general terms and conditions relating to the Services. The Service Schedules and other Attachments set forth terms and conditions specific to the Services. In the event of any conflict between the provisions of this Agreement and the provisions of a Service Schedule or other Attachment, this Agreement shall control unless expressly stated otherwise in the applicable Service Schedule or other Attachment. The nature and scope of the Services, and the terms and conditions under which the Services will be provided, may be modified from time to time by the parties by the execution of amendments to this Agreement and/or new or amended Service Schedules or other Attachments.

c.
The Services are also subject to ITA procedures, policies, instructions and specifications as established by ITA from time to time to facilitate the performance, delivery and/or use of the Services (“Service Specifications”). ITA may revise the Service Specifications from time to time provided that revisions are commercially reasonable and do not materially alter the nature and scope of the Services or the terms of this Agreement. ITA shall provide the Service Specifications and revisions thereto to Client when and as applicable, and shall make reasonable efforts to provide Client with advance notice of any such revisions that ITA in its sole and good faith judgment determines would have a material negative impact on Client. In the event of an objection by Client to any such revisions, Client shall notify ITA in writing of its objection and the parties shall exercise reasonable and good faith efforts to resolve the matter in a manner satisfactory to both.

d.
If agreed upon by the parties, ITA will provide implementation and data conversion services for Client in connection with the implementation of one or more specific Services upon such terms and conditions as set forth in a Service Schedule or other Attachment or as otherwise agreed by the parties in a separate written project plan or other document.

2.2
Joint Strategic Information Technology Services Initiatives Governance Process. FCB and Client have agreed to and implemented a joint governance process pursuant to which they jointly oversee and participate in strategic information technology investment decisions regarding the services that fall under this Master Agreement and the acquisition of future shared services (“Joint Governance Process”). The periodic process to calculate the "Fully Allocated Cost of Services" and the results will be subject to oversight under the auspices of the Joint Governance Process. The procedures applicable to the Joint Governance Process and each party’s participation therein shall be as mutually agreed by FCB and Client from time to time and set forth in writing in a separate “Joint Strategic Information Technology Services Initiatives Governance” document, which will be reviewed annually by FCB and Client and revised as mutually agreed.

2.3
Service Level Agreement Exhibit. The parties acknowledge that the Service Level Agreement (“SLA”) Exhibit attached hereto is another key component of this Agreement and will be reviewed annually by FCB and Client and revised as mutually agreed.

3.
Fees.    For the Services provided by ITA hereunder, Client shall pay ITA such fees and other charges and amounts upon such terms as set forth in the Fees Exhibit, attached hereto and incorporated herein by reference.

4.
Delivery of Client Data. Client shall deliver such data as required by ITA to perform the Services (“Data”) in a form and at the times designated in this Agreement or an Attachment, or as otherwise prescribed by ITA. ITA shall not be liable for the accuracy, completeness or authenticity of Data furnished by Client, a Federal Reserve Bank, an Automated Clearing House, or any other     third party, and shall have no obligation or responsibility to audit, check or verify the Data. Client shall transmit Data and receive reports by means of a secure network connection with ITA. Client shall be responsible for acquiring at its own expense all equipment needed for such transmission unless otherwise agreed by the parties. If equipment is not provided by ITA, then Client equipment shall conform to ITA specifications and requirements. After installation and prior to the commencement of transmission, ITA may at its request inspect the equipment to determine if it conforms to all applicable ITA specifications. Client shall bear all costs associated with the method of transmission used, including without limitation line rentals, installation charges, required deposits, long-distance charges, and/or related hardware, software and internet connectivity costs. Any transmission method used must conform to ITA’s specifications and requirements. If Client uses a courier service, whether provided by ITA or engaged by Client independently, to transport Data, reports or any other information relating to Client or the Services to or from ITA’s facility or other delivery locations, Client shall be solely responsible for and shall bear all costs associated with the courier service, and the courier shall be deemed to be the agent of Client solely for purposes of this Agreement. ITA shall not be liable or responsible for any loss or delay of Data, output, reports or any other information that pertains to Client or the Services during any period of transit or electronic transmission to or from ITA’s facility or other agreed delivery location if through no fault of ITA.

5.	Processing of Client Data.

5.1
Time of Performance. ITA shall process Data related to the Services in accordance with such procedures and time schedules as it may deem appropriate and as set forth in the applicable Attachments. If Data is received by ITA prior to the required time limits, ITA may process such Data immediately. If ITA receives Data after the required time limits, or Data is delivered by any method other than as agreed upon by the parties, ITA may delay the processing of such Data; however, if ITA does process such Data, Client shall pay any additional fees and charges required by ITA. ITA shall process data and generate reports as applicable on each business day as observed by the United States Federal Reserve System (“Business Day”).

5.2
Reprocessing. If any Data submitted to ITA is incorrect, incomplete or not in the format required, Client shall, at ITA’s request, resubmit the Data or ITA may correct and complete the Data itself, and Client shall pay ITA additional fees and charges for any such additional work performed by ITA at ITA’s then-current rates. In addition, any reprocessing required because of incorrect or incomplete Data shall be at Client’s expense, in accordance with ITA’s then-current fees for such service. ITA shall make a reasonable attempt to notify Client prior to incurring any expenses for which Client would be liable under this Section 5.2.

5.3
System Maintenance. ITA may conduct preventative and other maintenance on ITA equipment and systems used in connection with the Services from time to time as required in ITA’s sole discretion. During such maintenance, the equipment or systems may not be available for the Services. ITA shall provide its regular maintenance schedules to Client from time to time and shall notify Client by electronic mail in advance of any changes to such schedule. If unscheduled maintenance is required, FCB shall make commercially reasonable efforts to provide advance notice to Client by electronic mail. Client may at any time request from FCB, and FCB shall provide, the then current maintenance schedule.

5.4
Client Review. It shall be Client’s responsibility to review, verify and make a final audit of all documents, reports, customer statements and other output of the Services received by the Client which are created from data provided by Client to ITA (collectively, “Output”). Client will balance reports to verify master file information and will inspect and review all

Output (whether printed or electronically transmitted) created from Data provided by Client to ITA. Client will notify ITA of all incorrect Output within fifteen (15) business days of receipt of erroneous Output. ITA will correct, at its sole expense, any errors in Client’s files that result in errors in Output provided that Client notifies ITA as provided herein and such errors are solely caused by malfunctions of ITA’s equipment or systems or ITA’s error. ITA will, to the extent reasonably practicable, correct any other errors for an additional charge as listed in the Pricing Schedule. The foregoing are Client’s exclusive remedies for errors in Output provided by ITA under this Agreement subject to any additional remedies as specified in an applicable Attachment.

6.	Confidentiality.

6.1	Definitions.

a.
“Confidential Information” means: (i) information of or relating to Client or ITA, or their respective affiliates, subsidiaries, vendors, suppliers, service providers or licensors, that is competitively sensitive material not generally known to the public, including without limitation, information that relates to past, present or future research and development, trade secrets, products and services, pricing, marketing, financial matters, or business affairs (including policies, procedures, plans and methods of operation), systems, networks, computer equipment and software proprietary to or licensed by a party, including object or source code, custom software modifications, software documentation and training aids, and all data, code, techniques, algorithms, methods, logic, architecture, and designs embodied or incorporated therein (collectively, “Proprietary Information”); and (ii) non-public personal information relating to one or more customers of Client or ITA, including without limitation information about any person or entity who obtains or seeks to obtain a financial product or service from a party to this Agreement (collectively, “Customer Information”); and (iii) the terms and content, but not the existence of, this Agreement.

b.
“Privacy Laws” refers collectively to the various federal and state laws and regulations governing the privacy of Customer Information, as the same may be amended from time to time, including but not limited to Title V of the Gramm-Leach-Bliley Act of 1999 (Public Law 106-102, 113 Stat. 1338) and its implementing regulations, and the “Interagency Guidelines Establishing Standards for Safeguarding Customer Information” (Exhibit B to 12 CFR Part 364) (the “Interagency Guidelines”).

6.2
Obligations. The parties acknowledge that the Services require disclosure by each party ("Disclosing Party") to the other party ("Receiving Party") of certain of the Disclosing Party's Confidential Information. With respect to Confidential Information of the Disclosing Party that is disclosed to the Receiving Party, the Receiving Party shall, subject to the exceptions stated herein:

(a) maintain and protect the confidentiality of the information with the same care and measures to avoid unauthorized disclosure or access as the Receiving Party uses with its own Confidential Information, but in no event less than a reasonable standard of care;

(b) comply with all applicable federal and state laws and regulations relating to the confidentiality and security of the information, including without limitation the Privacy Laws relating to Customer Information.

(c) use the information solely to carry out the purposes for which the information was disclosed; and

(d) limit access to the information to: (i) employees of the Receiving Party, or of its subsidiaries or affiliates, who have a need to know to facilitate, monitor or review the delivery, receipt or performance of the Services; (ii) employees of the Receiving Party's suppliers or licensors who have a need to know the information solely for the purpose of facilitating the performance, delivery or use of the Services; and (iii) the Receiving Party's external attorneys and auditors. Any of the foregoing individuals to whom the Receiving Party discloses information must be under a legally binding obligation to maintain the confidentiality of the information. The Receiving Party shall remain responsible to the Disclosing Party for acts or omissions of such individuals that if committed by the Receiving Party would constitute a violation of the Receiving Party's confidentiality obligations hereunder. Notwithstanding the foregoing, (i) nothing herein shall be construed to authorize the disclosure of Customer Information if such disclosure will violate the Privacy Laws or any other federal or state law or regulation; and (ii) Client shall not disclose the terms and conditions of this Agreement to any third party without ITA's prior written consent.

6.3	Exceptions. The Receiving Party shall not be in violation of this Agreement for:

(a) disclosing Confidential Information of the Disclosing Party that (i) is or becomes publicly available other than as a result of a breach of this Agreement, (ii) is disclosed to the Receiving Party by a third party not subject to any obligation of confidentiality, (iii) was already known by the Receiving Party prior to the date of this Agreement (unless disclosed in connection with negotiations and discussions related to this Agreement or associated transactions), or (iv) was independently developed by the Receiving Party without reference to Confidential Information received from the Disclosing Party; or

(b) disclosing Confidential Information of the Disclosing Party when required to do so by (i) the Receiving Party's federal or state regulatory agencies, or (ii) a federal or state law or regulation, or a subpoena or court order or agency action that requires disclosure, provided, however, that, if disclosure of Confidential Information is required by any of the foregoing, the Receiving Party shall, unless prohibited by law, regulation or court or agency order, promptly notify the Disclosing Party and, at the Disclosing Party's request and expense, cooperate with the Disclosing Party’s efforts, if any, to prevent or limit the disclosure.

6.4
Security Measures. The Receiving Party shall implement and maintain appropriate measures designed to protect the security and confidentiality of the Disclosing Party’s Customer Information in compliance with the Privacy Laws, including without limitation measures that protect against reasonably anticipated threats or hazards to the security or integrity of the information, unauthorized access to or use of the information, and measures for the proper and secure disposal of the information. In the event of an incident of unauthorized access to or disclosure of the Disclosing Party's Customer Information, the Receiving Party shall as soon as reasonably possible following the discovery of the incident: (i) address the incident and implement reasonably appropriate measures to limit the extent and adverse impact of the unauthorized access or disclosure, (b) notify the Disclosing Party of the incident, and (c) provide reasonable cooperation to the Disclosing Party in assessing and mitigating the nature and scope of the incident and in notifying the Disclosing Party's customers and regulators when the Disclosing Party deems such notice appropriate. Upon the request of the Disclosing Party, the Receiving Party shall provide such written documentation and information as will reasonably demonstrate that the Receiving Party has adopted and implemented security measures that comply with this Section 6.4.

6.5
No License; Return of Information. Nothing in this Section 6 shall be construed as a grant or assignment of any right or license in the Disclosing Party's Confidential Information. The Disclosing Party's Confidential Information shall at all times remain the property of the Disclosing Party. At any time the Disclosing Party reasonably requests, and in any event upon the termination or expiration of this Agreement, the Receiving Party shall, at the election of the Disclosing Party, promptly return to the Disclosing Party all Confidential Information of the Disclosing Party in the Receiving Party's possession or control, or certify in writing to the Disclosing Party that the Confidential Information has been destroyed, subject to any provisions in this Agreement regarding return of Client's Data or deconversion services or as otherwise agreed between the parties for the transfer of Client's Data to a third party.

6.6
Remedies and Responsibilities. The Receiving Party acknowledges that the Disclosing Party has the right to take all reasonable steps to protect the Disclosing Party’s Confidential Information, including without limitation seeking injunctive relief and/or any other remedies that may be available at law or in equity, all of which remedies shall be cumulative and in addition to any rights and remedies available by contract, law, rule, regulation or order. Any requirements for a bond in connection with any such injunctive or other equitable relief are hereby waived by both parties.

6.7
Vendor Confidential Information. Client acknowledges that in providing the services contemplated under this Agreement, FCB uses products and services obtained from third party vendors, suppliers, service providers and licensors (collectively, “Vendors”), including without limitation software applications licensed to FCB by Vendors. Client further acknowledges that (i) FCB may disclose to Client from time to time certain proprietary and confidential information relating to a Vendor or to such Vendor’s products/services (collectively, “Vendor Confidential Information”) as permitted by FCB’s agreement with the Vendor and as necessary for Client’s use of a product or service provided by FCB hereunder, and (ii) Vendor Confidential Information may be disclosed to the Client by the Vendor and/or FCB in connection with the product or service provided and/or in connection with the Joint Governance Process. Client further acknowledges that FCB may be liable to a Vendor under the applicable FCB-Vendor agreement for Client’s unauthorized use or disclosure of Vendor Confidential Information. Client shall maintain and protect the confidentiality of Vendor Confidential Information. Client agrees that its use and disclosure of Confidential Information shall be subject to the same confidentiality obligations that apply to Client’s use and disclosure of FCB’s Confidential Information hereunder, including without limitation Client’s indemnity obligations hereunder. If FCB or a Vendor requests that Client execute a separate confidentiality agreement with respect to particular Vendor products/services, Client shall not unreasonably withhold its consent to or execution of such agreements and shall advise FCB immediately if Client will not consent to or execute any such agreement as presented.

7.
Ownership. All Data, Output and Client Confidential Information are and shall remain the sole property of Client. All ITA Confidential Information, specifications, manuals, tapes, programs, documentation, reports, report formats, systems and software and other tangible or intangible material of any nature whatsoever used, developed or produced by ITA in connection with the Services and/or this Agreement (the “ITA Materials”), and any modifications to the ITA Materials, are and shall remain the sole property of ITA. The parties acknowledge that this Agreement in no way limits or restricts ITA or any ITA affiliates from developing or marketing on their own or for any third party software or services, as from time to time constituted (including, but not limited to, any modification, enhancement, interface, upgrade or change, and all software, source code, blueprints, diagrams, flow charts, specifications, functional descriptions or training materials relating thereto) without payment of any compensation, or delivery of any notice, to Client.

8.
System Compliance; Changes. ITA shall use commercially reasonable efforts to maintain the ITA systems used by ITA to perform the Services (the “ITA systems”) so that the information and data produced for Client will not be disapproved by any federal or state regulatory authority with jurisdiction over Client’s business. If Client believes that any modifications to the ITA systems are required under any laws, rules, or regulations, Client shall promptly so inform ITA. ITA shall perform any modifications to the ITA systems or recommend changes to operating procedures of Client that ITA reasonably determines are necessary or desirable. The cost of system enhancements, changes or modifications made by ITA pursuant to this Section 8 shall be determined through the Joint Governance Process to be Client specific or shared cost and included as such in the Fully Allocated Cost of Services. ITA shall use reasonable efforts to provide a reasonable estimate of the costs in advance, and the parties acknowledge that any such estimate or amount provided is simply a good faith estimate of any anticipated costs and is not binding upon ITA. Client acknowledges that the ITA systems may, from time to time, consist in part of system(s) licensed by ITA from third-party vendor(s) and, therefore, ITA shall have no duty or responsibility to modify any such third-party system(s) except to the extent that the vendor thereof has such a duty or responsibility to modify such system pursuant to the applicable license agreement between ITA and such vendor.

9.
Production of Records for Regulatory Purposes. Client acknowledges that certain records maintained and produced by ITA in the performance of the Services may be subject to examination by federal or state regulatory agencies or authorities that have jurisdiction or authority over either party’s business to the same extent as if such records were maintained and produced by Client itself on its own premises. Client authorizes ITA to provide data, information and records relating to the Services provided to Client if required by a regulatory authority or agency, and to comply with all applicable provisions of any statute, law, regulation or ordinance of any governmental authority having jurisdiction or authority over either party, including without limitation any laws pertaining to governmental regulation and examination of services. Any work performed by ITA under this Section 9 in responding to a request relating to an examination or review of Client shall be considered additional services, and Client shall pay ITA for such work at the Technical and Professional Services rates stated in the Pricing Schedule.

10.	Force Majeure.

10.1
Force Majeure Events. Neither party (the "non-performing party") shall be liable to the other or any third party for failure to perform, or delay in the performance of, any of the non-performing party's obligations under this Agreement (excluding Client’s payment obligations) when such failure or delay is caused by a Force Majeure Event. As used herein,

"Force Majeure Event" means an event or circumstance beyond the reasonable control of the non-performing party, including without limitation: (i) performance failures of third parties, including without limitation third party service providers of the non-performing party, that are beyond the reasonable control of the non-performing party, (ii) an event or circumstance within the sole control of the other party hereto, (iii)  acts of God, including without limitation earthquakes, floods, fires, and any other natural disasters, and all types of extreme inclement weather; (iv) pandemics or epidemics; (v) hostile, terrorist or warlike actions in time of peace or war; (vi) strikes or labor disturbances; and/or (vii) mechanical, communication or power outages/interruptions, software errors or defects, or difficulties with any equipment that could not reasonably be anticipated and prevented by the non-performing party. No Force Majeure Event shall relieve ITA of its obligation to implement the provisions of this Agreement relating to business continuity and disaster recovery.

10.2
Service Interruptions. Upon the occurrence of a Force Majeure Event that materially impacts ITA’s ability to perform some or all of the Services, ITA shall give written notice to Client describing the affected area of performance, and the parties shall promptly confer, in good faith, to agree upon equitable, reasonable action to minimize the impact on both parties of such condition, including, without limitation, implementing a party’s disaster recovery plan. ITA shall use commercially reasonable efforts to minimize the delay caused by the Force Majeure Event and recommence the performance of Services affected by the Force Majeure Event. In the event the delay caused by the Force Majeure Event lasts for a period of more than thirty (30) calendar days and materially affects ITA’s performance of the Services, the parties shall negotiate an equitable modification to this Agreement with respect to the Services affected. If the parties are unable to agree upon an equitable modification within fifteen (15) calendar days after the expiration of such thirty (30)-day period, Client may notify ITA in writing of Client's intent to terminate the affected Service(s) effective as of the termination date specified in the notice, provided, however, that the termination date shall be no sooner than thirty (30) calendar days from ITA's receipt of such notice and such termination will not be effective if ITA resumes performance of the affected Service(s) by the termination date stated in the notice or an alternative date to which the parties agree. If ITA is unable to resume performance of the affected Service(s) by the termination date stated in the notice or an alternative date to which the parties agree: (i) the portion of this Agreement relating to the affected Service(s) shall automatically terminate, (ii) Client shall pay ITA for that portion of the affected Service(s) which ITA has completed or is in the process of completing as of the termination date, and (iii) the remaining portions of this Agreement that do not pertain specifically to the affected Service(s) shall continue in full force and effect. Client shall not be responsible for an Early Termination Fee for termination of any Services pursuant to this section 10.2.

11.	Business Continuity/Disaster Recovery Plan.

11.1
Business Continuity. Each party shall develop, maintain and execute, as necessary in the event of business interruption, a business continuity plan, and will provide to the other party and/or the other party’s auditors and regulators reasonable access to the plan and to plan test results, as such other party may reasonably request from time to time, including without limitation such information as may be reasonably required to determine the compatibility of the parties’ plans. If a party agrees to customize its plan at the request of the other party, the reasonable expenses of such customization shall be paid by the requesting party. Each party shall be responsible for training its own personnel as required in connection with all applicable contingency planning activities.

11.2	Disaster Recovery.

a.
ITA shall implement and maintain a disaster recovery plan and contingent capabilities reasonably designed to continue mission critical batch and on-line processing for Client in the event of a disaster under circumstances that are expected to cause a substantial portion of the capabilities at ITA’s central processing center to be unavailable for a period exceeding seventy-two (72) consecutive hours. Should such circumstances occur, ITA shall initiate its disaster recovery plan in a timeframe and manner that is designed to restore batch and on-line processing services to Client within seventy-two (72) hours of ITA’s declaration of service interruption. ITA shall maintain adequate backup files of Client’s Data and programs utilized to process Client’s Data in order to continue processing Client's Data in accordance with ITA's disaster recovery plans.

b.
ITA shall provide data communications access to its disaster recovery facility, including the necessary communication devices to facilitate such communication. Client shall be responsible for paying its pro rata share of the costs to FCB of providing the necessary communication lines and devices based on FCB’s allocation of such costs among all of FCB’s financial institution clients. At Client’s request, ITA will make ITA’s disaster recovery plans available for Client’s review.

c.
ITA shall test its disaster recovery capabilities at least once per calendar year. At ITA's request, Client shall participate in ITA's disaster recovery testing at such times as mutually agreed upon by the parties. ITA shall provide to Client on an annual basis a summary of the results of such testing.

12.
Insurance. Throughout the term of this Agreement, ITA shall maintain reasonable and adequate insurance coverage (or shall self-insure) for losses from fire, disaster, liability and data losses from errors and omissions, as well as other causes contributing to the interruption of ITA’s provision of Services to Client hereunder. The proceeds of such insurance shall be payable to ITA. Nothing in this Agreement shall be construed to permit Client to receive any of such proceeds, or to be named as an additional loss payee under any such insurance policy, provided, however, that ITA shall apply any insurance proceeds recovered as a result of a loss relating to Shared Services to the amount of the loss allocable to Client under the Fully Allocated Cost of Services analysis. ITA shall also maintain financial institution bond coverage throughout the term of this Agreement. ITA will provide Client with certificates of such insurance prior to execution of this Agreement and thereafter upon its reasonable request. In the event of cancellation, non-renewal, or material change in coverage, ITA shall provide Client at least thirty (30) calendar days prior notice.

13.	Warranties; Disclaimer of Warranties.

13.1
Warranties. Each party warrants and represents to the other that: (a) as of the Effective Date of this Agreement, it is not subject to any contractual obligation that would prevent it from entering into this Agreement, and entering into this Agreement shall not cause or induce it to breach any of its other contractual obligations; (b) in its respective dealing with the other party arising out of or related to this Agreement, it shall act fairly and in good faith;

(c) the execution and delivery by each party of this Agreement and the fulfillment of its obligations under this Agreement have been duly authorized by all necessary corporate action on the part of such party, and this Agreement constitutes a valid and binding obligation of each party,; and (d) it shall perform its respective obligations under this Agreement in a professional and workmanlike manner. Additional warranties may be set forth in a particular Schedule or other Attachment with respect to the Services pertaining to that Schedule or other Attachment.

13.2
DISCLAIMER OF WARRANTIES. EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT (INCLUDING SCHEDULES OR OTHER ATTACHMENTS), NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND EACH PARTY AGREES THAT ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES THAT ARE NOT PROVIDED IN THIS AGREEMENT ARE HEREBY EXCLUDED AND DISCLAIMED. CLIENT ASSUMES TOTAL RESPONSIBILITY FOR THE SELECTION OF THE SERVICES TO ACHIEVE CLIENT'S INTENDED RESULTS AND FOR ITS USE OF THE RESULTS OBTAINED FROM THE SERVICES. ITA DOES NOT WARRANT THAT THE SERVICES MEET CLIENT’S REQUIREMENTS.

14.	Indemnification

14.1
General. Each party (the "Indemnifying Party") shall defend, indemnify, and hold harmless the other party and its officers, directors, employees, affiliates, and agents (collectively, the "Indemnified Party") from and against any and all third party claims or actions, including all losses, costs, damages and expenses related thereto (including reasonable attorneys’ fees) arising from the Indemnifying Party's (i) gross negligence or willful misconduct in connection with the performance or use of the Services that results in personal injury or the damage, loss, theft or destruction of any real property or tangible personal property of the Indemnified Party, (ii) failure to comply with applicable law, or (iii) failure to comply with the terms of this Agreement.

14.2
Infringement. ITA shall defend, indemnify and hold harmless Client and its officers, directors, employees, affiliates, and agents (collectively, "Client") from and against any claim or action brought by a third party against Client for actual or alleged infringement of any patent, copyright or other intellectual property right based upon the Services or the ITA systems or software owned or licensed by ITA and used to provide the Services, including all liabilities, losses, costs, damages, and expenses related thereto (including reasonable attorneys’ fees), provided that: (i) Client promptly notifies ITA in writing of any threat, warning or notice of any such claim or action, (ii) Client provides reasonable cooperation with ITA as reasonably requested by ITA and at ITA's expense in the investigation and/or defense of such claim or action, and (iii) ITA shall have the sole right to conduct and control the defense of any such claim or action and all negotiations for its settlement or compromise, unless otherwise agreed to by the parties in writing. If all or any part of the Services is held to constitute an infringement or violation of a third party’s intellectual property rights, or if ITA otherwise deems it advisable to do so, ITA shall at its sole option take one or more of the following actions at no additional cost to Client: (a) procure the right to continue using the Services without material interruption for Client; (b) replace the same with non-infringing -services with substantially the same functionality as the Services without material interruption to Client; or (c) modify the Services so as to be non-infringing without material interruption to Client. The foregoing shall constitute the sole and exclusive remedy of Client with regard to any infringement claim or action with respect to the Services. If Client fails to comply with this Section 14.2 or if Client declines or refuses ITA’s offer to negotiate and pay a settlement of or otherwise defend a claim or action to which this Section 14.2 would apply, ITA shall automatically be deemed released from any and all liability to Client under this Section 14.2. Notwithstanding anything in the foregoing provisions of this Section 14.2, Client reserves the right to employ its own separate counsel in any action covered under this Section 14.2, but the fees and expenses of such counsel shall be at Client’s expense.

14.3
Use of the Services. Client shall defend, indemnify, and hold harmless ITA and its officers, directors, employees, affiliates, and agents (collectively, "ITA") from and against any and all third party claims or actions, including all losses, costs, damages and expenses related thereto (including reasonable attorneys’ fees) arising from Client’s use of the Services and/or Services Components other than in accordance with this Agreement, provided that: (i) ITA promptly notifies Client in writing of any threat, warning or notice of any such claim or action, (ii) ITA provides reasonable cooperation with Client as reasonably requested by Client and at Client’s expense in the investigation and/or defense of such claim or action, and (iii) Client shall have the sole right to conduct and control the defense of any such claim or action and all negotiations for its settlement or compromise, unless otherwise agreed to by the parties in writing. If ITA fails to comply with this Section 14.3 or if ITA declines or refuses Client’s offer to negotiate and pay a settlement of or otherwise defend a claim or action to which this Section 14.3 would apply, Client shall automatically be deemed released from any and all liability to ITA under this Section 14.3. Notwithstanding anything to the contrary in this Section 14.3, ITA reserves the right to employ its own separate counsel in any action covered under this Section 14.3, but the fees and expenses of such counsel shall be at ITA’s expense.

14.4	Exclusive Remedies. The remedies provided in this Section 14 shall be the sole and exclusive remedies of each party with respect to the matters described herein.

15.	LIMITATION OF LIABILITY.

15.1
THE STANDARD OF CARE APPLICABLE TO ITA IN ITS PERFORMANCE OF THE SERVICES SHALL BE TO USE COMMERCIALLY REASONABLE EFFORTS TO PERFORM THE SERVICES WITH THE SAME CARE AND IN SUBSTANTIALLY THE SAME MANNER AS ITA USES IN CONNECTION WITH PERFORMING SIMILAR SERVICES FOR ITS OWN USE. ITA (INCLUDING FIRST-CITIZENS BANK & TRUST COMPANY, ITS SUBSIDIARIES, ITS PARENT AND SUBSIDIARIES OF ITS PARENT, ITS SERVICE PROVIDERS AND LICENSORS, AND THE EMPLOYEES, OFFICERS, DIRECTORS AND AGENTS THEREOF) SHALL HAVE NO LIABILITY, EXPRESS OR IMPLIED, WHETHER ARISING UNDER CONTRACT, TORT OR OTHERWISE, FOR ANY CLAIM OR DEMAND: (A) ARISING OUT OF ITA'S PERFORMANCE OR NON-PERFORMANCE OF THE SERVICES UNLESS SUCH CLAIM OR DEMAND ARISES DIRECTLY AND SOLELY FROM ITA'S BAD FAITH, GROSS NEGLIGENCE OR DEFAULT OF ITS OBLIGATIONS HEREUNDER; (B)

RESULTING DIRECTLY OR INDIRECTLY FROM CLIENT'S INTERNAL OPERATIONS, EQUIPMENT, SYSTEMS OR SOFTWARE OWNED OR LICENSED BY CLIENT (EXCLUDING SOFTWARE LICENSED BY CLIENT FROM ITA). (C) FOR INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND WHATSOEVER, INCLUDING WITHOUT LIMITATION, CLAIMS FOR LOSS OF REVENUE OR PROFITS, OR LOSS OF GOODWILL; OR (D) BY THIRD PARTIES, EVEN IF ITA WAS ADVISED OF THE POSSIBILITY OF SUCH CLAIMS OR DEMANDS, EXCEPT AS EXPRESSLY PROVIDED OTHERWISE HEREIN.

15.2
THE TOTAL LIABILITY , IF ANY, OF ITA (INCLUDING FIRST-CITIZENS BANK & TRUST COMPANY, ITS SUBSIDIARIES, ITS PARENT AND SUBSIDIARIES OF ITS PARENT, ITS SERVICE PROVIDERS AND LICENSORS, AND THE EMPLOYEES, OFFICERS, DIRECTORS AND AGENTS THEREOF) FOR ALL CLAIMS, CAUSES OF ACTION OR LIABILITY WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING UNDER OR IN ANY WAY RELATED TO THIS AGREEMENT AND/OR THE SERVICES PROVIDED HEREUNDER (EACH A “CLAIM,” AND, COLLECTIVELY, “CLAIMS’), BUT EXCLUDING CLAIMS ARISING FROM ITA’S BREACH OF ITS OBLIGATIONS UNDER SECTIONS 6 AND 14 OF THIS AGREEMENT, SHALL BE LIMITED AS FOLLOWS:

(A)    SUBJECT TO CLAUSE (B) BELOW, ITA’S LIABILITY FOR EACH EVENT GIVING RISE TO A CLAIM OR CLAIMS SHALL BE LIMITED TO THE LESSER OF: (i) CLIENT’S DIRECT DAMAGES, ACUTALLY INCURRED AS A RESULT OF THE EVENT, OR (ii) THE TOTAL OF THE MONTHLY INVOICED FEES FOR THE ITA SERVICE OR PRODUCT TO WHICH THE EVENT RELATES FOR THE [***]-MONTH PERIOD IMMEDIATELY PRECEDING THE DATE THE CLAIM ACCRUED, OR (iii) THE FINANCIAL REMEDIES SPECIFIED IN A PARTICULAR SCHEDULE OR OTHER ATTACHMENT, AS APPLICABLE. NOTWITHSTANDING THE FOREGOING, ITA'S SOLE OBLIGATION AND LIABILITY IN THE EVENT OF AN ERROR BY ITA IN THE PERFORMANCE OF ANY DATA PROCESSING SERVICES UNDER THIS AGREEMENT SHALL BE LIMITED TO REPROCESSING THE DATA.

(B) NOTWITHSTANDING CLAUSE (A) ABOVE, IN NO EVENT SHALL ITA’S TOTAL LIABILITY FOR ALL CLAIMS IN THE AGGREGATE OVER THE TERM OF THIS AGREEMENT EXCEED THE TOTAL OF THE MONTHLY FEES PAID BY CLIENT TO ITA FOR ALL SERVICES AND PRODUCTS DURING THE IMMEDIATELY PRECEDING [***]-MONTH PERIOD.

15.3
AS A CONDITION PRECEDENT TO ANY LIABILITY OF ITA HEREUNDER, CLIENT MUST (A) NOTIFY ITA IN WRITING OF THE ACT OR OMISSION GIVING RISE TO A CLAIM AS PROMPTLY AS REASONABLY POSSIBLE, BUT IN NO EVENT LATER THAN TEN (10) BUSINESS DAYS FOLLOWING THE DATE ON WHICH THE ACT OR OMISSION WAS, OR COULD REASONABLY HAVE BEEN, DISCOVERED BY CLIENT, AND (B) EXHAUST ALL COMMERCIALLY REASONABLE MEANS TO PREVENT A LOSS FROM OCCURRING OR TO RECOVER THE TOTAL AMOUNT OF A LOSS THAT HAS OCCURRED FROM ANY OTHER PARTIES WHO MAY BE RESPONSIBLE OR LIABLE FOR THE LOSS, INCLUDING, WITHOUT LIMITATION, CLIENT’S CUSTOMERS OR OTHER FINANCIAL INSTITUTIONS.

THE PARTIES ACKNOWLEDGE THAT ITA HAS SET ITS PRICES AND ENTERED INTO THIS AGREEMENT IN RELIANCE UPON THE LIMITATIONS OF LIABILITY AND THE DISCLAIMERS OF WARRANTIES AND DAMAGES SET FORTH HEREIN, AND THAT THE SAME FORM AN ESSENTIAL BASIS OF THE BARGAIN BETWEEN THE PARTIES. THE PARTIES AGREE THAT THE LIMITATIONS AND EXCLUSIONS OF LIABILITY AND DISCLAIMERS SPECIFIED IN THIS AGREEMENT WILL SURVIVE AND APPLY EVEN IF FOUND TO HAVE FAILED OF THEIR ESSENTIAL PURPOSES.

16.	Termination.

16.1
Right to Terminate. In addition to any other right that either party may have in law or equity, this Agreement or a Service hereunder may be terminated by a party prior to the end of the Term of this Agreement or Service, as applicable, as follows:

a.
Default. Either party may terminate this Agreement or one or more Services if the other party defaults upon any of its obligations under this Agreement or the applicable Service Schedule and fails to cure the default within thirty (30) Business Days from the date of receipt of written notice from the non-defaulting party specifying the nature and extent of the default, provided, however, that: (i) termination by ITA for Client’s nonpayment of amounts owed hereunder shall be subject to and governed by the applicable provisions of the Fees Exhibit, and (ii) termination by Client for ITA’s inability to perform its obligations due to a Force Majeure Event shall be subject to and governed by Section 10 above.

If the defaulting party fails to cure the default by the expiration of the cure period, this Agreement or the Service, as applicable, shall terminate ninety (90) calendar days from the expiration date of the cure period or such other date as the parties may mutually agree. Unless expressly stated otherwise herein, a party terminating pursuant to this Section 16.1.a. shall be entitled to payment from the defaulting party as liquidated damages an amount calculated in accordance with the applicable calculation formula set forth in the Fees Exhibit.

b.
By Client for Convenience. Client may terminate this Agreement or one or more Services (excluding any Service that is billed to Client as “software license pass-through” or similar description) for convenience and without cause at any time provided that: (i) Client is not in breach of any of its obligations hereunder, (ii) Client notifies ITA in writing of its intention to terminate the Agreement or Services at least one hundred eighty (180) calendar days prior to the proposed early termination date, and (iii) Client pays an early termination fee to ITA if applicable in accordance with Section 11 of the Fees Exhibit (“Early Termination Fee”).

Client’s right to terminate for convenience shall not apply to a Service that is billed to Client as a “software license pass-through” or similar description unless ITA consents in writing to such termination and incurs no penalty or fee from a third party for such termination.

c.
By ITA for Business Reason. Upon a good faith determination by FCB-NC to cease utilizing a Service for its own operations, ITA may terminate the Service to Client at any time provided that: (i) ITA is not in breach of any of its obligations hereunder, (ii) ITA notifies Client in writing of its intention to terminate the Service at least one hundred eighty (180) calendar days prior to the proposed early termination date of the Service, and (iii) ITA provide an early termination credit to Client if applicable in accordance with Section 12 of the Fees Exhibit (“Early Termination Credit”).

d.
As Specified in Schedule. A specific Service under this Agreement may be terminated for the same reasons and in the same manner as provided in this Section 16 unless expressly provided otherwise in a specific Attachment relating to such Service in which case the specific Attachment relating to such Service shall govern as to termination of the Service.

e.
Receivership. Subject to applicable federal law or regulation, if either party is placed into the receivership of the FDIC, the other party may terminate this Agreement by written notice immediately and shall be entitled to recover the Early Termination Fee, if ITA is the terminating party, or the Early Termination Credit, if Client is the terminating party, calculated in accordance with the applicable calculation formula set forth in the Fees Exhibit.

16.2	Early Termination Fee/Early Termination Credit.

a.
The parties acknowledge that ITA’s pricing is based on anticipated volumes of processing activity over the entire Term and other cost-based factors being spread over the entire Term and that actual damages for early termination or breach of this Agreement prior to the end of the Term are not ascertainable. The parties further acknowledge that the calculations for the Early Termination Fee and the Early Termination Credit as set forth in the Fees Exhibit provide a reasonable estimation of actual damages if this Agreement or a Service is terminated prior to the expiration of the term of the Agreement or Service Schedule. The parties agree that the Early Termination Fee and Early Termination Credit shall not constitute penalties but are to be paid as liquidated damages as a substitute for damages that would otherwise be difficult to determine.

b.
Notwithstanding anything herein to the contrary, each party’s right to an Early Termination Fee or Early Termination Credit shall not apply to, nor limit in any way, each party’s rights or remedies for other obligations for which a party may be liable under this Agreement.

c.
Unless expressly stated otherwise herein, the total amount of an Early Termination Fee and any other known fees owed by Client are due and payable sixty (60) calendar days prior to the early termination of this Agreement. The Early Termination Fee is exclusive of any fees associated with deconversion as specified in the Pricing Schedule or otherwise agreed upon by the parties. Notwithstanding delivery of an early termination notice by Client or payment of an Early Termination Fee by Client, Client shall continue to make all payments due and payable to ITA pursuant to this Agreement for Services performed up to the early termination date and thereafter if applicable.

16.3	No Waiver of Default. The failure of either party to exercise any right of termination hereunder shall not constitute a waiver of the rights granted herein with respect to any subsequent default.

16.4
Deconversion Services. In the event of the termination of this Agreement or any specific data processing services under one or more Schedules, the parties agree to provide for the orderly and timely deconversion of Data and Services from ITA to Client or to another service provider selected by Client (“Deconversion Services”). Deconversion Services shall be subject to this Agreement, and, unless agreed otherwise in a writing executed by the parties, Client shall pay ITA’s fees for Deconversion Services at the Technical and Professional Services rates stated in the Pricing Schedule, plus reasonable expenses incurred by ITA in providing the Deconversion Services. Upon Client’s request, ITA shall provide Client with a good faith estimate of such charges and expenses for the Deconversion Services based upon Client’s description of its deconversion requirements.

c.

16.5
Extension. Client may request that ITA continue to provide Services beyond the termination or expiration of this Agreement (“Extended Services”), and ITA shall provide Extended Services for the period specified below (“Extended Services Period”) subject to the following:

a.
End of Term. Upon expiration of this Agreement at the conclusion of its then current Term, ITA shall provide Extended Services at Client’s written request for an Extended Services period of up to eighteen (18) months from the expiration date of this Agreement. The Fees for Extended Services during such Extended Services Period shall be as follows:

i.
If Client provides written notice to ITA of Client’s request for Extended Services prior to the expiration date of this Agreement, FCB shall provide Extended Services for the Extended Services Period at ITA’s then current standard pricing as established in accordance with the most recent Services Cost Analysis in effect as of the expiration date of this Agreement.

ii.
If Client provides written notice to ITA of Client’s request for Extended Services after the expiration date of this Agreement, ITA shall provide Extended Services for the Extended Services Period at ITA’s then current standard pricing as established in accordance with the most recent Services Cost Analysis in effect as of the expiration date of this Agreement, plus a [***] percent ([***]%) surcharge on all Fees incurred by Client during the Extended Services Period.

b.
Early Termination. If Client elects to terminate this Agreement prior to the expiration of the then current Term in accordance with its rights to do so as provided in this Agreement, ITA shall provide Extended Services for an Extended Services Period of up eighteen (18) months from the date ITA receives written notice of termination from Client. ITA shall provide Extended Services for such Extended Services Period at ITA’s then current standard pricing as established in accordance with the most recent Services Cost Analysis in effect as of the termination date of this Agreement.

c.
Adjustments. During the Extended Services Period, the Fees shall be subject to adjustment in accordance with (i) each succeeding annual Services Cost Analysis to occur during the Extended Services Period, and (ii) a true-up adjustment as defined in this Agreement.

16.6
Return of Data. Pursuant to Client’s written request, which must be received by ITA within sixty (60) calendar days after the termination or expiration of this Agreement, ITA will furnish to Client, at the Technical and Professional Services rates set forth in the Pricing Schedule, copies of Client’s master and transaction data files in ITA’s standard machine-readable format as may be maintained by ITA from time to time in accordance with ITA’s procedures and retention schedules. In the absence of such notice by Client, ITA may dispose of or destroy such material at ITA’s discretion upon written notice to Client and consistent with the requirements of Section 6 of this Agreement governing Client’s Confidential Information. However, notwithstanding any other provision in this Agreement, ITA may retain any materials of Client, including but not limited to Data, reports and data files, until all fees, interest and other charges payable hereunder have been paid in full, with the exception of any fees, interest, and other charges that are disputed in good faith by the Client provided that Client has provided notice to ITA of the disputed charges as required by the Fees Exhibit.

17.
Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be decided by binding arbitration administered by the American Arbitration Association (“AAA”) in accordance with the then-current Commercial Arbitration Rules, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Each party shall bear its own costs, fees and expenses incurred in connection with this arbitration proceeding, including attorneys’ fees and expenses and witness costs and expenses. The arbitrator(s) shall apportion the fees, expenses and compensation of the American Arbitration Association and the arbitrator(s) between the parties in such amount as the arbitrator(s) determine is appropriate. Notwithstanding the foregoing, a party may, without waiving any remedy under this

Agreement, seek from any court with jurisdiction, interim or provisional equitable relief necessary to protect such party’s rights or property.

18.
Audit Access and Reports. ITA shall cause to be performed on an annual basis a third party review of its data processing control procedures (for example, a SSAE16 report). ITA will provide a copy of the report to Client and Client agrees to pay a prorated share of the report which is included in the Cost of Services. FCB will provide auditors and inspectors designated in writing by the Client with reasonable access to FCB’s processing center for the limited purpose of performing audits or inspections of Services performed by FCB specifically for the Client. FCB will provide to such auditors and inspectors reasonable assistance, and the Client will compensate FCB for services provided in connection with the audit or inspection at FCB's then-current standard rates applicable to such work. FCB will not provide the Client’s auditors and inspectors with access to data of any party other than the Client.

19.
Compliance with Laws. Each party shall comply, at its own expense, with the provisions of all applicable laws and regulations which may be applicable to each party in the performance of its respective obligations under this Agreement. Each party agrees to abide by all governmental regulatory requirements applicable to its operations and to secure and maintain in force all licenses and permits required of it and its employees in the performance of its respective obligations under this Agreement. Each party shall be responsible for maintaining all necessary audit records required by law or any regulatory authority having jurisdiction over such party.

20.
Publicity. Each party shall have the right to make general references about the other and the type of services being provided hereunder to third parties, such as auditors, regulators, financial analysts, and prospective customers and clients, provided that in so doing neither party breaches Section 6 of this Agreement, and ITA may include Client’s name and logo in a list of ITA clients provided to ITA’s existing or prospective clients. The parties may mutually agree on a press release relating to the execution of this Agreement and the party initiating such release shall give the other party a reasonable opportunity to review and approve the contents of such release prior to its publication.

21.
Third Party Providers. ITA will provide the Services on its own and/or through one or more ITA affiliates or subsidiaries and/or subcontractors (“third party providers”). ITA has the right to substitute any brand or third-party provider of the Services, at ITA’s sole discretion, at any time provided that the quality of the Services is not materially harmed by such substitution and the third party provider executes a legally binding agreement containing confidentiality obligations consistent with the terms of this Agreement. ITA will provide written notice to Client of substitutions that in ITA’s reasonable and good faith discretion would have a material impact on Client’s use of a Service. Client acknowledges and agrees that it will not rely on identification in this Agreement or otherwise by ITA of specific brands or names of third party providers as a promise by ITA to use any particular brand or third party provider. In the event ITA subcontracts its obligations under this Agreement, ITA shall remain liable and responsible to the Client for ITA’s obligations under this Agreement and for all acts and omissions of subcontractors in connection with their performance of the Services to the same extent as if the Services had been performed by ITA.

22.	General.

22.1 Notices. Any notice given pursuant to this Agreement shall be in writing and sent by certified mail, return receipt requested, or by reputable overnight courier, or by hand delivery to:

ITA:    InfoTech Alliance
DAC72
100 East Tryon Road
Raleigh, NC 27603
ATTN: Senior Vice President – InfoTech Alliance Bank Services

Client:    First Citizens Bank and Trust Company, Inc.
1314 Park Street
Columbia, SC 29201
ATTN: Chief Information Officer

Any notice sent in the manner sent forth above shall be deemed sufficiently given for all purposes hereunder (i) in the case of certified mail, on the second Business Day after deposited in the U.S. mail (ii) in the case of overnight courier, the day after deposited/delivered to such courier, and (iii) in the case of hand delivery, upon delivery to the above addresses.

22.2 Non-Solicitation of Key Employees. During the term of this Agreement and for a period of one (1) year immediately following its termination, each party agrees not to employ or solicit for employment a key employee of the other party while such employee is employed by the other party or within six (6) months following termination of employment with the other party without the prior written approval of the other party. The term “key employee” means any employee engaged in providing Services under this Agreement other than an employee who performs routine clerical or administrative functions.

22.3 Independent Contractor Status. ITA shall perform the Services for Client as an independent contractor. The parties declare and agree that each party is engaged in a business which is independent from that of the other party and each party shall perform its obligations as an independent contractor. Nothing herein shall be interpreted or construed as creating an agency or fiduciary relationship between the parties except as specifically authorized herein or to the extent required by law or regulation. Client has no authority to supervise, give directions or otherwise regulate ITA’s operations or its employees. Each party shall be solely responsible for payment of compensation to its respective personnel and for any injury to them in the course of their employment. Each party assumes full responsibility for payment of all federal, state, local and foreign taxes or contributions imposed or required under unemployment insurance, social security and income tax laws with respect to such persons.

22.4 Complete Agreement; Amendments. As used herein or in any Attachment hereto, the term “Agreement” includes this Agreement and all Schedules, Exhibits, Addenda, and other Attachments hereto, all as may be amended from time to time. For the avoidance of doubt, “Attachments” includes any documents identified by mutual agreement of the parties as being part of this Agreement whether or not such documents are physically “attached” to this Agreement. The provisions of all Attachments hereto are incorporated herein by reference. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, oral or written between the parties with respect to the subject matter hereof, including any prior data processing agreements executed between the parties, which are hereby terminated in their entirety. No representations except those which are expressly set forth in this Agreement shall be deemed to be a part of this Agreement. This Agreement may not be amended, changed or terminated orally, and no attempted change or waiver of any of the provisions hereof shall be binding unless in writing and signed by both parties hereto. Any Schedules, Exhibits, addenda, amendments or other Attachments h ereto that are signed in the name of InfoTech Alliance shall be binding on First-Citizens Bank & Trust Company.

22.5 Assignment. Neither party shall have the right to assign its rights or obligations under this Agreement without the prior written consent of the other, except that ITA may transfer or assign its rights and obligations under this Agreement with respect to item processing and/or account processing to a separate entity owned wholly or in part by ITA or to a third party whose services ITA uses to provide the Services under this Agreement. The restriction on assignment set forth in this Section 22.5 shall not apply to a merger or acquisition of either party.

22.6 Survival. Sections 3, 6, 7, 9, 13, 14, 15, 16, 17, 21 and 22 of this Agreement shall survive the termination of this Agreement.

22.7 Waiver. The failure of either party at any time to require performance by the other party of any provision of this Agreement shall not affect in any way the full right to require the performance at any subsequent time. The waiver by either party of a breach of any provision of this Agreement shall not be taken or held to be a waiver of the provision itself. Any course of performance shall not be deemed to amend or limit any provision of this Agreement.

22.8 Headings. Headings of the sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

22.9 Counterparts. This Agreement may be executed in counterparts. Each fully executed counterpart shall be an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

22.10 Severability. If any term of provision of this Agreement, or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such provisions to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and shall be enforceable to the extent permitted by law.

22.11 Binding Effect. This Agreement, including all Attachments, amendments and addenda hereto, shall be binding upon and shall inure to the benefit of First-Citizens Bank & Trust Company and Client, and their respective successors and assigns, including any such documents that are signed in the name of InfoTech Alliance.

22.12 Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina and the venue for any legal actions or arbitration proceedings between the parties under this Agreement shall be filed or otherwise initiated in Raleigh, Wake County, North Carolina.

22.13 No Third Party Beneficiaries. Except with respect to indemnification rights provided hereunder, nothing in this Agreement is intended to or shall confer upon any person (other than the parties hereto) any rights, benefits, or remedies of any kind or character whatsoever, and no person will be deemed a third party beneficiary under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the undersigned has signed this Agreement or caused this Agreement to be signed in its name by a person or persons duly authorized, all as of the Effective Date indicated above.

INFOTECH ALLIANCE                    FIRST CITIZENS BANK AND TRUST
COMPANY, INC.

By: ______________________________            By: ______________________________

Print Name: ______________________    __            Print Name: ________________________

Title: _____________________________            Title: _____________________________

SERVICE LEVEL AGREEMENT EXHIBIT

(All times referenced in this Exhibit are Eastern Time.)

1.	Encore Loans

Availability: All maintenance processes for both Windows Servers and DB2 Database will be completed after [***]. The typical hours of use for Encore Loans and Laser Pro Lending are [***]. Appro has a slightly different schedule because of various other interfaces and reports that run for the application. The typical hours of use for Appro are [***].

Performance / Performance Baseline: All transactions sent to the AIX MQ Servers will be completed within 20 seconds (configurable on the “listener” servers). System monitoring indicates that, on average, 99.91% of transactions are processed successfully within the 20-second timeframe. Transactions typically complete within 0-3 seconds.

Planned Maintenance: Maintenance patches and releases will generally be applied [***].

2.	Remote Image Deposit
Availability: With the exception of planned maintenance, the RID system is expected to be available 24 hours per day, 365 days per year.

Performance / Performance Baseline: To Be Defined.

Planned Maintenance: Designated maintenance windows are available [***].

3.	ImageMark

Availability: The ImageMark environment is expected to be available five business days per week, between the hours of 8:00 a.m. and midnight, or until all work is captured for the day.

Performance / Performance Baseline: The ImageMark Task Manager is used by the Item Processing group to monitor application performance.

Planned Maintenance: Maintenance is scheduled to occur [***].

4.	Lockbox

Availability: Monday – Friday, 6:00 a.m. to 6:00 p.m.

Performance / Performance Baseline: SCOM provides hundreds of counters for system performance, along with alerts via email and paging of critical system issues related to the operating system and the applications. It also provides a reporting database with historical trending information for capacity planning.

Planned Maintenance: Maintenance window is [***].

5.	Vector Image Exceptions

Availability: Except for planned maintenance, the system is expected to be available Monday through Friday from 8:00 a.m. to 6:00 p.m. The mainframe maintenance window occurs [***].

Performance / Performance Baseline: Intel Server Engineering uses HPSIM and SCOM to continuously monitor the health of the servers.

Planned Maintenance: The server maintenance window occurs [***].

6.	Vector Image Returns

Availability: With the exception of planned maintenance, the Vector Returns application should be available 99.9% of the time.

Performance / Performance Baseline: Besides periods of time when the system is unavailable, the Returns system performance is impacted by database backups, reorganizations, and data loads.

Planned Maintenance: To Be Defined.

7.	Rosetta Printing System

Availability: Monday through Friday, 6:00 a.m. to 11:00 p.m.

Performance / Performance Baseline: SCOM provides hundreds of counters for system performance, along with alerts via email and paging of critical system issues related to the operating system and the applications. It also provides a reporting database with historical trending information for capacity planning.

Planned Maintenance: Maintenance window is [***].

8.	Business Online Banking (BOB)

Availability: BAI loads should complete by [***].

•	Since the BAI data is generated in the host, all BAI DDA host files should be available no later than [***].

•	ACH data and non-DDA BAI data loads should continue in their normal schedules.

Except for planned maintenance, the system is expected to be available 365 days per year, 24 hours per day.

Planned Maintenance:

•	A planned maintenance window is defined as [***].

•
Any production build/deploy will be done in a planned maintenance window. Other tasks that require relatively longer outages (such as periodic database maintenance, etc.) will also be performed in a planned maintenance window.

•	Business should be notified at least ten business days prior to the planned maintenance.

•
Any planned maintenance must consider the mainframe batch jobs schedules. Often, mainframe batch jobs will need to be placed on hold to prevent job execution when the distributed side of the application is being maintained.

•	Users should be notified about the planned maintenance window as appropriate.

Performance / Performance Baseline: With the exception of planned maintenance, the BOB application should achieve an availability of 99.9%, i.e., 45 minutes of unplanned downtime per month is allowable.

Acceptable online performance for the BOB system will be measured by the Compuware Agentless system. It must exceed the following performance expectations for response time:

Class A Transactions
(Transactions except Class B and C below)

•	90% will execute <= 4.0 seconds

•	9% will execute <= 6.0 seconds

•	1% will execute > 6.0 seconds

Class B Transactions
(Login and e.statement retrieval transactions)

•	90% will execute <= 8.0 seconds

•	9% will execute <= 12.0 seconds

•	1% will execute > 12.0 seconds

Class C Transactions
(Transactions whose response time depends on another system or total number of records being displayed in a page)

•	Tokens

•	Cash Flow

•	ACH File Upload

•	Positive Pay

•	Reports

9.	Payplus / Domestic Wires / BOWES

Availability: Except for planned maintenance the system is expected to be available Monday through Friday from 8:00 a.m. to 7:00 p.m., excluding federal holidays. The business users should be contacted when maintenance work is needed.

Performance / Performance Baseline: The WinDBA team uses [***] to detect and send out alerts on database performance degradation related to memory, CPU, and query execution. Currently, there is no application-specific performance management set up.

Planned Maintenance: Maintenance windows are [***].

10.	Encore Platform & Encore Teller

Availability: Except for planned maintenance the system is expected to be available Monday through Friday from 8:00 a.m. to 9:00 p.m. and 8:00 a.m. to 6:00 p.m. on Saturday and Sunday.

Performance / Performance Baseline: 99% of transactions sent to the AIX MQ Servers will be completed within 20 seconds (configurable on the “listener” servers).

Planned Maintenance: Maintenance patches and releases will be applied [***].

11.	Personal Online Banking (POB)

Availability: Except for planned maintenance, the system is expected to be available 365 days per year, 24 hours per day.

Performance / Performance Baseline: To Be Defined.

Planned Maintenance:

•	A maintenance window of [***] is allowed any day of the week provided a three business day notice is provided to the business.

•
Should an extended outage be required outside of the agreed upon maintenance window, a seven business day notice is required with the eCAP IT Retail Team and the business. The business must approve this outage.

•	The system is [***].

•	Customers cannot Go Paperless during portions of the nightly batch cycle because the Hogan AMF file is not available for writing.

•	The system is [***].

12.	Branch Capture 3.1

Availability: The Branch Capture System is expected to be available Monday through Friday, 8:00 a.m. to 9:00 p.m. The system is not available on non-business days.

Performance / Performance Baseline:

Branch Capture “capture process” performance estimates:

•	75 items: 2 minutes, 15 seconds

•	100 items: 3 minutes, 15 seconds

•	250 items: 6 minutes, 36 seconds

•	500 items: 17 minutes, 49 seconds

•	1000 items: 37 minutes, 40 seconds

Branch Capture “transmission process” performance estimates:

•	75 items: 3 minutes, 38 seconds

•	100 items: 5 minutes, 13 seconds

•	250 items: 12 minutes, 45 seconds

•	500 items: 22 minutes, 0 seconds

•	1000 items: 47 minutes, 44 seconds

Planned Maintenance: Maintenance windows are [***].

FEES EXHIBIT

1.
Fees to ITA. The fees Client shall pay ITA for the Services provided under this Agreement shall be as set forth in the Pricing Schedule for the applicable Service (each, a "Pricing Schedule") or other applicable Attachment, and this Exhibit (the “Fees”). The Fees also include any charges applicable to the Services including, without limitation, shipping, distribution, installation and de-installation charges, and taxes. Client shall also pay to ITA any pass-through costs, fees and charges, including, without limitation, postage, courier fees, telecommunication charges, certain software license pass-through costs and other charges or fees relating to the Services that are imposed upon ITA and outside ITA’s control (collectively, “Pass-Through Costs”). ITA may increase or decrease the Fees and applicable charges as set forth in this Agreement and the Pricing Schedule or other applicable Attachment.

2.	Annual Fee Adjustments.

2.1
In General. ITA may increase or decrease Fees for the Services from time to time but no less frequently than annually (“Fee Adjustment”). Fee Adjustments shall be calculated as provided below. Each Fee Adjustment shall be effective beginning April 1 of the applicable year (“Adjustment Date”) or more frequently as mutually agreed. If additional Services are added to this Agreement, the fees for such Services shall be subject to adjustment in accordance with this Section 2 on the next Adjustment Date after the Services are added. ITA shall give Client at least ninety (90) days prior written notice of a Fee Adjustment.

2.2	Adjustment Calculation.

a.	Fee Adjustments shall be calculated by ITA as follows:

i.
ITA will calculate the “Fully Allocated Cost of Services” for the prior calendar year or period. “Cost of Services” includes all current direct costs to ITA of services provided by ITA including without limitation the cost of support personnel, asset depreciation (e.g., capitalized hardware, third party software, software development, implementation), hardware/software maintenance, third party services, supplies, indirect infrastructure support costs (e.g., Human Resources, finance, facilities, insurance), and cost of capital. The “cost of capital” shall be [***] percent ([***]%). ITA will allocate the Cost of Services among all of its financial institution clients receiving services from ITA to arrive at the “Fully Allocated Cost of Services.”

ii.
ITA will compare the Fully Allocated Cost of Services for the prior period (“Prior Period Fully Allocated Cost of Services”) to the total amount of Fees paid by Client for that same period (“Prior Period Payment”).

iii.
If the Prior Period Fully Allocated Cost of Services is greater than the Prior Period Payment, Client’s Fees will increase effective on the Adjustment Date by the amount of the difference, adjusted by any known material increases or decreases in the current period services cost.

iv.
If the Prior Period Fully Allocated Cost of Services is less than the Prior Period Payment, Client's Fees will decrease effective on the Adjustment Date by the amount of the difference, adjusted by any known material increases or decreases in the current period services cost.

b.	True-Up Adjustments.

i.
Calculation. On or before January 1 of each year of this Agreement, and no less frequently than annually, ITA will calculate a “True-Up Adjustment.” The True-Up Adjustment is the sum of the “True-Up Amount” and the “Cost of Funds.” The “True-Up Amount” is the difference between the Prior Period Fully Allocated Cost of Services and the Prior Period Payment. The “Cost of Funds” is the True-Up Amount divided by [***], multiplied by the average Federal Funds Rate for the applicable period as determined from the Federal Reserve Board Selected Interest Rates H.15 site (“Cost of Funds”).

ii.
Payment/Credit. If the Prior Period Fully Allocated Cost of Services is greater than the Prior Period Payment, Client shall pay ITA the True-Up Adjustment, which ITA will include on Client's January or next invoice. If the Prior Period Fully Allocated Cost of Services is less than the Prior Period Payment, ITA will apply the True-Up Adjustment as a credit on Client’s January or next invoice.

c.
Client’s Right to Terminate. If the Annual Fee Adjustment for the Services results in an overall increase in the Fees that exceeds [***] percent ([***]%) of the then current Fees, excluding the impact on the Fully Allocated Cost of Services of investments/projects that Client has approved, Client may terminate the Agreement provided that: (i) Client gives ITA written notice of termination of the Services no later than sixty (60) calendar days from Client’s receipt of the Fee Adjustment notice, and (ii) the termination date shall be the earlier of completion of Client’s de-conversion to its own or another provider’s system or eighteen (18) months from ITA’s receipt of Client’s termination notice. If Client terminates the Agreement under this subsection c.: (A) the maximum increase in Fees and the maximum True-up Amount during the conversion period will be [***] percent ([***]%) of the then current Fees, excluding the impact of services projects which the Client has approved, and (B) Client shall pay to ITA the amounts set forth in Section 11.1.b. and 11.1.c. of this Exhibit.

3.
Pass-Through Costs. Notwithstanding anything to the contrary herein, ITA may pass on to Client at any time, and Client shall pay, any increases in Pass-Through Costs. ITA shall notify Client of any such increases following ITA’s receipt of notice of such increases. Upon Client’s request, ITA shall provide supporting documentation of such fee increases.

4.	Travel and Expenses. Client shall reimburse ITA for all reasonable travel and expenses related to the performance of the Services and requested by Client.

5.
Taxes. All Fees and charges to be paid by Client under this Agreement are exclusive of any applicable withholding, sales, use, value added, excise, services or other tax which may be assessed on the provision of the Services. Prices stated on the Pricing Schedule do not include taxes, whether levied on ITA or Client. Client shall be responsible for all taxes assessed on the provision of any of the Services, excluding taxes based on ITA’s revenue or income. ITA will invoice Client for applicable taxes directly where appropriate and will include such amounts as separate items on Client’s invoices. Client shall be responsible for and indemnify and hold ITA harmless against all interest, penalties and other fees and expenses assessed by a taxing authority for failure to pay taxes when due unless such failure was directly and solely caused by ITA’s negligence or intentional misconduct in billing and/or remitting such taxes as applicable. The parties shall cooperate in determining the extent to which any tax is due and owing in connection with the Services, including providing, upon a party’s request, such documentation or information as reasonably relates to a determination of taxes owed.

6.
Invoices. ITA shall invoice Client monthly for all Fees, Pass-Through Costs and additional applicable charges unless expressly stated otherwise in the Pricing Schedule or applicable Attachment. Invoices are due and payable in U.S. dollars within thirty (30) days of receipt by Client.

7.
Disputed Charges. If Client disputes in good faith all or a portion of the amount due on any invoice or requests any adjustment to an invoiced amount, Client shall notify ITA in writing of the nature and basis of the dispute and/or adjustment as soon as possible prior to the due date of the invoice. Each party shall use its best efforts to reasonably resolve the dispute prior to the payment due date. If the parties are unable to resolve the dispute prior to the payment due date, Client may withhold the disputed amount pending resolution of the dispute. If it is ultimately determined that Client should have paid the full amount of the invoice, Client shall be responsible for payment of such amount, plus interest in accordance with Section 8 below, with the next invoice following such determination. If the dispute is ultimately resolved in Client’s favor, ITA shall credit the amount determined as not payable by Client, plus interest on such amount at the rate specified in Section 8 below, on the next invoice to Client following such determination.

8.
Service Charges; Collection Costs. Any undisputed amount due and owing to ITA under this Agreement that is not received by ITA when due shall be subject to interest on the balance overdue at the rate of one percent (1%) per month for the number of days from payment due date up to and including the date payment is actually received by ITA (calculated on the basis of the actual days in the applicable calendar year). If it is necessary to refer any claim hereunder for collection, Client shall reimburse ITA upon demand for all reasonable and necessary costs and expenses of collection, including reasonable attorneys’ fees and all expenses and costs.

9.
Monetary Default. Client’s failure to pay any undisputed amount due under this Agreement within thirty (30) days of Client’s receipt of invoice shall be deemed a monetary default (“Monetary Default”). If Client fails to cure a Monetary Default within ten (10) business days after written notice is provided to Client by ITA, ITA may in its sole discretion: (a) suspend or terminate performance of all or a portion of the Services immediately (or as soon thereafter as permitted by law), (b) cancel Client’s use of or access to the Services relating to the Monetary Default, and/or (c) terminate this Agreement and pursue any and all other rights in law or equity that may be available to ITA.

10.
Client Restructuring. Subject to Section 22.5 of the Agreement and any applicable Attachments, if a merger, acquisition, affiliation, or restructuring (regardless of form) involving Client changes Client’s requirements for the Services and/or the scope of the Services, ITA may in its sole discretion agree to process additional data and perform additional services upon such terms and for such fees as mutually agreed upon by the parties.

11.	Early Termination Fee. The Early Termination Fee payable by Client pursuant to Section 16 of the Agreement (or any other sections of the Agreement as applicable) shall be calculated as follows:

11.1	Client’s Termination of the Entire Agreement. The Early Termination Fee shall be equal to the sum of:

a.
[***] percent ([***]%) of the amount derived from multiplying the average monthly bill for the [***] months immediately preceding the termination date (excluding Pass-Through Costs and Depreciation Charges) from ITA to Client under this Agreement multiplied by the total number of months remaining in the then current term of the Agreement (calculated as though the Agreement was not being terminated, and with a portion of a month being counted as a fraction of a month equal to the number of days in such fractional month divided by 30); plus

b.
The Net Book Value as of the effective date of termination of all assets on ITA’s fixed asset system that are Client specific. A report of the Client specific assets will be provided to Client monthly with the Client invoice; plus

c.	Outstanding Pass-Through Costs.

11.2	Client’s Termination of One or More Services/Schedules But Not the Entire Agreement.

a.
Except as expressly provided otherwise in Section 11.2.b. below, in the event of Client’s early termination of one or more, but less than all, of the Services, the Early Termination Fee for each Service/Schedule terminated shall be equal to the sum of:

(i) [***] percent ([***]%) of the amount derived from multiplying the average monthly bill (excluding Pass-Through costs and Depreciation Charges) from ITA to Client for the terminated services by the total number of months remaining in the then-current term of the Agreement (calculated as though the Agreement was not being terminated, and with a portion of a month being counted as a fraction of a month equal to the number of days in such fractional month divided by 30); plus

(ii) The Net Book Value of all assets on ITA’s fixed asset system that are Client specific and are a part of the terminated Services; plus

(iii) Outstanding Pass-Through Costs.

b.	Client will not be subject to the Early Termination Fee for Client’s early termination of one or more, but less than all, of the Services under any one of the following circumstances:

(i)    All of the following criteria are met: (A) Client provides ITA with one-hundred-twenty (120) days prior written notice of termination of the Service/Schedule; (B) the average monthly billing year to date for the Service to be terminated does not exceed [***] percent ([***]%) of the average monthly billing for all Services year to date under the Agreement, less all one-time charges, correspondent banking charges and Pass-Through Costs; and (C) all terminated Services over the Term of the Agreement do not exceed [***] percent ([***]%) of the average monthly billing for all Services year to date under the Agreement. For purposes of this paragraph, “year to date” means from the beginning of the year in which the Client provides ITA with written notice of the termination to the effective date of the termination for the Service/Schedule.

(ii)    Client terminates a Service in response to ITA’s termination of the Service pursuant to Section 16.1.c. of the Agreement.

(iii)    Client terminates a Service pursuant to Section 10.2 of the Agreement.

12.	Early Termination Credit.

12.1
Except as expressly provided otherwise in Section 12.2 below, the Early Termination Credit payable by ITA pursuant to Section 16 of the Agreement (or any other sections of the Agreement as applicable) shall be calculated as follows: ITA shall provide Client with an Early Termination Credit for each Service terminated in an amount equal to [***] percent ([***]%) of the amount derived from the following calculation: the cost for the terminated Service multiplied by the average monthly FCB-NC utilization (volume) multiplied by the total number of months remaining in the then-current term of the Agreement (calculated as though the Agreement was not being terminated, and with a portion of a month being counted as a fraction of a month equal to the number of days in such fractional month divided by 30). The total amount of the Early Termination Credit will be applied on a pro rata basis to Client’s monthly invoice over the remainder of the then-current Term of the Agreement.

12.2
If ITA terminates a Service pursuant to Section 16.1.c of the Agreement, and Client elects to continue receiving the Service from ITA, ITA shall have no obligation to provide Client an Early Termination Credit provided that all the following conditions are met: (a) ITA provides Client with one-hundred-twenty (120) days prior written notice of termination of the Service; (b) the average monthly Client billing year to date for the terminated Service does not exceed [***] ([***]%) of the average monthly billing for all Services year to date under the Agreement, less all one-time charges, correspondent banking charges and Pass-Through Costs; and (c) all terminated Services over the Term of the Agreement may not exceed [***] percent ([***]%) of the average monthly billing for all Services year to date under the Agreement. For purposes of this paragraph, “year to date” means from the beginning of the year in which ITA provides Client with written notice of the termination to the effective date of the termination for the Service.

INFOTECH ALLIANCE                FIRST CITIZENS BANK AND TRUST
COMPANY, INC.

By: ______________________________        By: ______________________________

Print Name: ______________________    __        Print Name: ________________________

Title: _____________________________        Title: _____________________________

Date: _____________________________        Date: ______________________________

First Citizens Bank
CLIENT BANK PRICING

ACH RETURNS OLDER THAN 60 DAYS

Contract Date April 1, 2012

SERVICE TO BE PROVIDED:

RETURN OF ACH ITEMS OLDER THAN 60 DAYS
Client Bank must use the ACH Return Request form provided
Form Must be mailed to ACHRETURNS
Forms received prior to 3:00 PM will be returned on that business day
Forms received after 3:00 PM will be returned on the next business day

FIRST CITIZENS BANK ACCEPTS NO FINANCIAL RESPONSIBILITY OR LIABILITY FOR ANY RETURNS

First Citizens Bank
CLIENT BANK PRICING

AutoDialer

Contract Date April 1, 2012

SERVICE TO BE PROVIDED:

1. OVERVIEW OF SERVICES TO BE PROVIDED:
This is an automated collection tool that will assist FCBSC with collection utilizing current FCBNC infrastructure and purchasing additional software from Noble System

2. INFRASTRUCTURE COST:
- Hardware/Software/IT Development (Prorata Share)
- Hardware/Software Maintenance (annual cost

3. DEVELOPMENT AND SUPPORT:
- Noble Enterprise Suite
- Noble Project Manager/Installation/Training (includes estimated travel & lodging)
- Noble Annual Enterprise Support Plan (pass through)
- FCB Set Up Time (Collections, Info Security, Network, IT) - actual time will be billed
- Pinnacle Structured Cabling (estimate)
- Monthly back-up of voice recording, archive

4. ROLES AND RESPONSIBILITIES:
- FCBNC will purchase from Noble Systems on behalf of FCBSC any hardware/software needed for the 10 Concurrent Blended Agents
- FCBNC will bill for any hardware/software purchased from Noble Systems on FCBSC's behalf as a pass thru
- FCBSC will work with a Noble Project Manager to ensure the software is installed and functioning properly
- FCBSC will work with a Noble Project Manager to ensure their VOIP System is configured properly
- Noble Systems will provide administrative training to at least 2 FCBSC associates
- Technical support will be provided to FCBSC by Noble Systems as outlined in the Noble Enterprise Support Plan
- FCBSC will need to have the ability to archive the voice recordings via an active DVD burner
- Support Services required that is not included in the Noble Enterpirse Support Plan will be provided at the FCB or Noble Systems time and material rate

First Citizens Bank
CLIENT BANK PRICING

BLACKBERRY ENTERPRISE SERVICES (B.E.S)

Contract Date April 1, 2012

SERVICE TO BE PROVIDED:
Set-up Service
Provide remote access via a BlackBerry device to Outlook e-mail, contacts and calendar

Support (per incident)
24/7 phone support. User will call the NC Helpdesk and select the appropriate option.

Verizon wireless data plan

Verizon data plan

Special Notes:
To receive Verizon favorable pricing through FCBNC, Clients are required to sign a "Verizon Wireless Affiliate/Affiliated Client Bank Agreement". This agreement does not obligate Clients to use Verizon exclusively.

Clients are not required to purchase Blackberrys through FCBNC.

First Citizens Bank
CLIENT BANK PRICING

Branch Capture - Thick Client

Contract Date April 1, 2012

SERVICE TO BE PROVIDED:

Branch Capture allows you to leverage imaged-based technology permitted by Check 21. The branches can capture images and transmit them securely over the internet connection.

Benefits to Customer:
(- Creates more efficient image-based operations
(- Reduces costs of courier services with fewer pickups
(- Improves daily cut-off time
(- Extends geographic footprint by reducing transportation-based restrictions

Billing:

One-Time Set Up Fee

Set-up for each Additional Branch

Scanner Hardware Cost - Per unit (pass through charge subject to change)
Software License Cost - Per unit (pass through charge subject to change)

Annual:

Maintenance Hardware/Software Cost (per unit)

First Citizens Bank
CLIENT BANK PRICING

COMMERCIAL LEASING

Contract Date April 1, 2012

SPECIFIC SERVICES TO BE PROVIDED:

Computer and Operations services to provide finance accounting for the Client’s commercial leasing portfolio and Product/Sales training and consulting services to develop a commercial leasing portfolio. Fees for these services are negotiable and are not included below.

The description and the scope of services to be provided are as follows:
a.       Operations/Computer: Input of data to book leases, billing of customers, payment processing, documentation follow-up, system reports, and general ledger interface, property tax and sales tax reporting to State/Local authorities. Depreciation reports are included. See Agreement Concerning Leasing Services for more detail as to services provided.

b. Lease Processing: Assistance in developing new documents, and training personnel on the system. Preparation of documents is an optional expense to be determined by client.

OPERATIONS:
Monthly processing fee (per group)

COMMERCIAL LEASING: (Commercial Equipment and all vehicles):
Per Proposal charge

TRANSACTIONS (A transaction fee will be charged for each lease):
Full Document Preparation
Client-Prepared Lease Docs (Lease Doc Generated or other automated tool)
Both include all proper lien, title, and related recording services.

BUSINESS BANKING LEASING: (Business Equipment):
Per Proposal Charge
Lease Doc Prep

CONSULTATION:
Charges per hour as per Schedule A with a minimum of an hour charge

TRAINING: Charges are negotiable

Clarification of Credit and Collections Responsibilities:
First Citizens Bank will not provide credit analysis or make credit decisions. Client will be totally responsible for the credit risk of the portfolio and for all collection efforts.

First Citizens Bank
CLIENT BANK PRICING

CONSUMER AND COMMERCIAL LOAN CENTER

Contract Date April 1, 2012

1.        SERVICES TO BE PROVIDED: FCBNC will purchase, set up and maintain in its server farm at the DAC all servers necessary to run both Consumer and Commercial Loan Center for the exclusive use of First Citizens Bank of SC.

It will be the responsibility of First Citizens Bank of SC to support the application and to administer the system as well as test all new releases.

FCBSC will also pay for all users to have Citrix at the current rate (per Sch A) being charged for Citrix per user.

First Citizens Bank
CLIENT BANK PRICING

Document Image Archive Services

Contract Date April 1, 2012

SERVICE TO BE PROVIDED:

1. OVERVIEW OF SERVICES TO BE PROVIDED:
Provide document image archive services to FCBSC. The OnBase system is a state of the art enterprise document imaging system with full backup and disaster recovery functionality.

2. Base Software Costs
OnBase and Kofax Software License
- Multi Server
- OnBase Reporting Module
- Document Retention Module
- Web Server
- EDM Module
- 3rd party software access gateway (up to 500 accesses per hour)

3. Base Service Costs
Monthly Document Archive Service Fee Includes:
- OnBase servers and mirrored storage systems
- Periodic archive backups
- Importing production ready files
- Environment and operations support for the above
- Signature Card retrieval through FCB Image Archive Workstation Software (IAWS)
- Reasonable telephone support

4. Variable Service Costs
Storage Costs and Maintenance (Conversion of existing system -700GB)
(Note: $[***] Per GB plus [***]% maintenance)
Storage Costs and Maintenance (Based on 15GB monthly projection)
(Note: $[***] per GB plus [***]% maintenance)
(Note: There will be a storage annual true-up)

5. Variable Software Costs (subject to vendor pricing)
Billing will be based on actual number of licenses purchased by category.
- OnBase Software Licenses (Workstation 1-100 each)
- OnBase Software Licenses (Workstation 101 > each)
- OnBase Software Licenses (Concurrent 1-100 each)
- OnBase Software Licenses (Concurrent 101> each)
- OnBase Software Licenses 3rd party access (additional 500 accesses p/h)
- Kofax Software License (per scan station)

6. Additional Services - added 2/2009
OnBase DIP License
- License Maintenance ([***]% maintenance fee subject to change)
COLD Storage Licensing Fee
- License Maintenance ([***]% maintenance fee subject to change)
- Storage Cost and Maintenance (based on actual storage per section 4)
- Implementation Cost

7. Roles and Responsibilities
- FCBNC will be responsible for the OnBase image archive application, operational infrastructure, system capacity/configuration management, change management, system availability and monitoring files transferred for archive

- FCBNC will review implementation test plans, monitor network usage, recommend network changes to avoid contention and to ensure optimal file transfer times
- FCBNC will do an annual true-up of actual storage costs
- FCBSC will execute and maintain an agreement with KeyMark to provide conversion/implementation services, application development/implementation services and ongoing end user system support as required by FCBSC

- FCBSC will purchase scanners and maintenance services from KeyMark as required by FCBSC
- FCBSC will coordinate with the OnBase Support team any imports into the OnBase databases. Imports will not be conducted during the business day. (added 2/2009)
 - FCBSC will be responsible for the time required to support image import files (via DIP) or any related production issues at the time and material rate with FCBSC pre-approval to perform the work. (added 2/2009)

- FCBSC will purchase Kofax Ascent Capture and Hyland OnBase software to be utilized in conjunction with this service through FCBNC as required by FCBSC

First Citizens Bank
CLIENT BANK PRICING

Document Tracking

Contract Date April 1, 2012

SERVICE TO BE PROVIDED:

1. OVERVIEW OF SERVICES TO BE PROVIDED:

This service will provide FCBSC with an easy way to identify missing loan documents. This service will replace a portion of the functionality of their current
PCDOCS System to put them in a position to use On-Base Image Archive System.

2. DEVELOPMENT COSTS

This one-time expense represents the cost for FCB-NC to develop the functionality required by FCB-SC for a Document Tracking System.

The effort to develop the functionality required by FCB-SC is based on the requirements described in the Statement of Work prepared by FCB-SC and reviewed by FCB-NC.

FCB-SC will participate in the design, development and testing of this application.

FCB-SC will provide a Business Analyst to particpate in the design of this system which is included in the one time development costs.

FCB-NC is proposing to develop a very basic loan document tracking system for
FCB-SC built on an infrastructure that is designed to be enhanced as the business dictates. Any future enhancements requested by FCB-SC will follow the prioritization process and be billed at the then current hourly rate.

The system will be web-based and run on FCB-NC's infrastructure. No installation on FCB-SC's infrastructure/workstations should be required.

2. SERVER SPACE AND MAINTENANCE COSTS

3. ON-GOING SUPPORT SERVICE

Application Support

Maintain the functionality required by FCB-SC to use this underlying infrastructure to track document exceptions within their Loan Operation Department

FCB-SC will provide any user training required to roll out this system.

On-going infrastructure and maintenance costs will cover standard bug-fix and other support costs

First Citizens Bank
CLIENT BANK PRICING

Schedule BQ

e.STATEMENTS

Contract Date April 1, 2012

SERVICES TO BE PROVIDED:

- POB customer will have the capability to opt out of receiving paper statements
- Email notification provided to POB customer when e.Statement is available for viewing
- Reporting available for the Client Bank to monitor/audit changes. Report to include edits to email address and any e.Statement related changes to DDA master file.

Billing:
Per e.Statement with Images
Per e.Statement with No Images

First Citizens Bank
CLIENT BANK PRICING

e-Talk Call Recording

Contract Date April 1, 2012

SERVICE TO BE PROVIDED:
1. OVERVIEW OF SERVICE TO BE PROVIDED;
The e-Talk product provides Call Centers with call recording capability.

2. INSTALLATION/ONGOING COSTS:
• Application/Database Servers/Maintenance
• e-Talk Qfinity Application Software (5 agents and 1 admin. license)
• e-Talk Software Maintenance (5 agents and 1 admin license)
• Aspect ACD Card and Installation (pro-rata share of 1 card)
• Aspect user license (pro-rata share of 1 ACD Card)
• Aspect software maintenance
• IT product configuration time (estimate of 15 hours @$[***] p/h)

3. ROLES AND RESPONSIBILITIES:
• FCBSC will be responsible for arranging product training.
• FCBSC will assign an administrator that will be responsible for setting up and maintaining agents, teams, schedules, etc.
• FCBNC will configure the product for FCBSC use.
• FCBNC will be responsible for break fixes and managing any issues with the vendor.

First Citizens Bank
CLIENT BANK PRICING

FDIC Loss Share Certificate Application System

Contract Date April 1, 2012

SERVICE TO BE PROVIDED:

Provide First Citizens Bank of South Carolina a tool that will allow them to track Loss Share agreements with the FDIC and produce the quarterly certificates due to the FDIC.

Roles and Responsibilities:
- FCBNC will import the required data to produce the quarterly cerificates from the data warehouse.
- FCBNC will maintain the system to be compliant with FDIC-mandated changes.
- FCBSC will balance and/or verify the input from CID and verify that the output data is correct.

One Time Cost:
Prorata Share of System Development Cost
Implementation Costs (specific to WFNB)

First Citizens Bank
CLIENT BANK PRICING

Finance Center Hosting & Interface Maintenance

Contract Date April 1, 2012

SERVICE TO BE PROVIDED:

1. OVERVIEW OF SERVICES TO BE PROVIDED:
This is a service that allows FCBNC and FCBSC to leverge common interface development and ongoing operational/maintenance cost for a Commercial and Business Loan Origination System "Finance Center" from CapStream.

2. IMPLEMENTATION COST:
Application:
- Application Server
- RedHat Linux Enterprise Maintenance
DataBase:
- DataBase Servers
- RedHat Linux Enterprise Maintenance
- Oracle SC with RAC processor licenses
- Oracle SE for QA Name User Plus
- Storage
- Taxes

3. DEVELOPMENT AND SUPPORT:
- Server Support
- Interface Development
- Estimated Development Portion
- Production Support - 10 hours per month

First Citizens Bank
CLIENT BANK PRICING

Foreign Exhange/Drafts

Contract Date April 1, 2012

SERVICE TO BE PROVIDED:

Provide ordering and buying back foreign currency (cash) and drafts for FCBSC's customers.

Roles and Responsibilities:
(- FCBSC branch associates will phone requests into the FCBNC's International Department
(- FCBNC's International Department will provide an exact amount being debited from the customer's account during the phone call.
(- FCBNC will provide FCBSC's customer a debit advice in the mail for all foreign currency orders.
(- FCBNC will provide the currency rate to FCBSC prior to FCBSC purchasing currency from the customer.
(- FCBSC will buy back currency from their customer(s) and send the currency to FCBNC's International Department.
(- FCBSC will be responsible for crediting their customer's account for the returned currency and debiting their 9040994990 GL.
(- FCBSC will provide FCBNC's International Department a copy of the GL ticket noting the customer's name, account number, currency/amount purchased and rate used to purchase currency.
(- FCBSC will debit FCBSC customer's account for any fees (drafts only).

First Citizens Bank
CLIENT BANK PRICING

GENERAL LEDGER PROCESSING
WITHOUT SUPPORT

Contract Date April 1, 2012

SPECIFIC SERVICE TO BE PROVIDED:

FCBNC agrees to provide General Ledger Processing services excluding the normal system maintenance support via FCBNC Central Accounting.

Fixed General Ledger Processing billed per branch/month:

First Citizens Bank
CLIENT BANK PRICING

International Wires

Contract Date April 1, 2012

SERVICE TO BE PROVIDED:

1. OVERVIEW OF SERVICES TO BE PROVIDED:
First Citizens Bank of NC will process First Citizens Bank of SC's international wires.

2. COMPENSATION
- FCBNC will share [***]% of the foreign exchange revenue collected from FCBSC outgoing FX International Wires with FCBSC. This revenue share will occur at the end of each month.
- FCBNC will share $[***] of the Bene-deduct revenue collected from FCBSC's outgoing USD International wires ($[***] or more) with FCBSC. This revenue share will occur at the end of each month.

3. ROLES AND RESPONSIBILITIES
BRANCH WIRES:
FCBSC Branches will:
- Enter wire information into BOWES.
- Indicate in the "bank to bank information" field if the customer should not be charged a wire fee. In the absence of instructions, NC will charge the customer.
- Indicate in the "bank to bank information" field if the customer requires a faxed copy of the wire transfer request. The customer will not be charged a fee.
(NOTE: The branch can provide the customer with a copy of the wire summary screen once the wire is input).
FCBNC will:
- Verify information on the wire [***].
- NC International Wire Room will check for wire agreements.
- E-mail the initiating associate with the U. S. dollar, foreign amounts and the foreign exchange rate used for the wire transfer if fx wire is over $10,000 (U.S. equivalent)
- Verify customer funds
- Submit wire on behalf of FCBSC

BOB WIRES:
FCBNC will:
- Go to BOB screen, open, and print each BOB wire.
- Move wire to "in process" status (this process notifies the customer that the wire was received)
- [***].

- [***].
- [***].
- Input the exchange rate used for the wire transfer in the BOB System for fx wires over $10,000 (U.S.
equivalent)
- Enter confirmation number in BOB System.
- Acknowledge wire within BOB.

OTHER:
FCBNC will:
- Post $50.00 Wire Fees to the branch of ownership through automated daily GL entry.
- Debit SC GL 4902994067 $15.00 for each wire processed during the previous month within 5 business days after the last day of the month. Enhanced reporting will allow FCBNC to report branch number to FCBSC for GL posting.
- Credit SC GL 4902994067 for their [***]% share of the foreign exchange revenue within 5 business days after the last day of the month.
- Credit SC GL 4902994067 for their $[***] bene-deduct fee on outgoing US Dollar International Wires within 5 business days after the last day of the month.
- Send SC a monthly revenue sharing report for foreign exchange wires.
- Call FCBSC's wire room NSF situation is identified that would cause the wire to be deleted.
 - The Services to be Provided and the Features and Benefits detailed in Schedule BR ("Wire Transfer System") also apply to International Wires with the exception of those items that were negotiated differently. In the case of any conflicts between these two agreements, Schedule CI shall prevail. Noted exceptions include, but are not limited to, the following:
* The interface [***].
* Email / Faxes advices are not currently automated on International Wires.
* The SLA on International Wires varies from Domestic Wires. All attempts are made to process all International Wires as soon as the instructions are received. Generally, wires are sent and received/posted within two hours.
* Branch approval is required on all business wires without a "wire agreement" on file.
* Automatic "Sweep Downs", "draw downs", and "same day tax payments" are not applicable to International Wires.
* International balances through General Ledger versus the Fed.

FCBSC will:
- Provide FCBNC with a list of rate sensitive customers for fx wires.

OFAC POSITIVE HITS:
- FCBNC will contact FCBSC's Compliance Department via e-mail with a cc to SC Wire Room if there is a positive OFAC hit [***].
- FCBSC's Compliance Department will respond to FCBNC via e-mail [***].

- FCBSC's international wire cut-off time is 3:00. If an emergency situation occurs, permission to extend this time will need to be approved by FCBNC.

First Citizens Bank
CLIENT BANK PRICING

INVESTMENT SERVICES

Contract Date April 1, 2012

1. SERVICES TO BE PROVIDED:
A. Investment and brokerage services
B. Buying and selling of Federal Funds
C. Securities sales and purchase invoicing, appraisal, and related services to customer upon the terms and conditions herein set forth:
1. DAILY TRANSACTIONS
a. Security Invoicing – Sales and Purchases
b. Coupon Credit Schedules
c. Pledge Additions and releases

2. MONTHLY TRANSACTIONS
a. Portfolio Accounting Report
b. Detailed Interest Accounting, Detailed Discount accounting &
Detailed Premium accounting
c. U.S. Treasury and Government Agency Appraisals
d. Pledged Securities Report
e. Maturity Schedule for Call Statement Information

3. PERIODICALLY AS REQUESTED
a. Information for Examiners

2. THE INITIAL FEES RATES AND CHARGES FOR SUCH SERVICES ARE AS FOLLOWS:

A. Security Transaction Fees (purchases & sales):
1. For Client’s Account –
a. Securities with par value $55,000 and above;
b. Securities with par value below $55,000; (per $1000 Par)

2. For the accounts of Client’s Customers –
a. Municipal Securities

1) Par Value less than $50,000 (Per $1000)
2) Par Value $50,000 and more (per $1000)

b. U.S. Government and Government Agency Securities –
1) Treasury Bills (per trade)
2) Treasury Notes, Bonds & Government
Agency Securities (per trade)
3) One time initial Safekeeping Fee (per acct)

B. Monthly Statement Charge –
1. Per line item on month-end securities inventory listing
2. Minimum charge

C. Federal Funds transactions (based on FCB) –
1. Daily Weighted Average (Federal Funds Rate):
a. Federal Funds Sold
b. Federal Funds Purchased

D. Pledging Collateral for Repurchase Agreements (Custodial Charges Billed Quarterly)
A. Monthly Maintenance Fee For Pledged Collateral Acct.
B. Monthly Maintenance Fee For Each Issue Within Acct.
C. Transaction Fee For Each Collateral Change

First Citizens Bank
CLIENT BANK PRICING

MOTIVATOR XP

Contract Date April 1, 2012

SPECIFIC SERVICE TO BE PROVIDED:

Fixed monthly Motivator XP fee is billed monthly

First Citizens Bank
CLIENT BANK PRICING

Schedule BP

[***] AUTHENTICATION

Effective April 1, 2011 Through March 31, 2012

SERVICES TO BE PROVIDED:

[***] Authentication:

[***]

FraudAction Services
Anti-Phishing
*Detection and Alerting of suspicious activity
*Reporting
*Taking Action - Site Take Down, Forensics, Blocking, Counter Measures
Anti-Pharming

Billing:
Per active user, per month
Active user defined as customer who has been online within last 60 days
Billing to occur each month

First Citizens Bank
CLIENT BANK PRICING

Right Fax

Contract Date April 1, 2012

SERVICE TO BE PROVIDED:

1. OVERVIEW OF SERVICES TO BE PROVIDED:
Provide the "Right Fax" Enterprise Fax System as a service to FCBSC. This service is to be used for inbound faxes.

2. IMPLEMENTATION COST:
- Server and Printer Set Up (estimate based on T&M, actual hours will be charged)
- Communication Set Up (estimate based on T&M, actual hours will be charged)

3. UNIT COST:
- Cost based on a per page charge
- Includes normal user addition/change requests
- FCBSC provided 800 number and connection to local Raleigh, NC telephone number

First Citizens Bank
CLIENT BANK PRICING

Server Space Rental

Contract Date April 1, 2012

SERVICE TO BE PROVIDED:
1. OVERVIEW OF SERVICE TO BE PROVIDED;
Rent space in FCBNC Data Center Server Room to host server rack(s) for the purpose of disaster/business recovery. The room will have UPS-conditioned/generator-backed power to the equipment housed in the server rack(s) and the appropriate HVAC based on server requirements.

2. HARDWARE COSTS:
• Racks will be supplied by FCBSC according to the requirements and specifications outlined by FCBNC.
• Servers will be supplied by FCBSC and will be required to fit in cabinets that meet FCBNC specifications.
• FCBNC will install the server rack and servers (up to 12 servers) into the FCBNC Data Center. This will be handled at time and material rate per Schedule A.
• FCBNC will ensure necessary power connections and provide network connectivity. All costs associated with power and cabling requirements will be handled as a pass thru.
• FCBNC set up VLAN connection
• FCBNC resource time will be billed at time and material rate of $[***] p/h (per Schedule A)

3. ON-GOING COSTS:
• Floor Space Rental (per rack) - To run concurrent with master agreement

4. ROLES AND RESPONSIBILITIES:
• FCBSC will be responsible for managing all aspects of hardware housed in FCBNC Server Room through remote access (software installation and customization, installation/maintenance/patching of OS, Application, etc.)

• FCBSC will have full network connectivity to this equipment. Physical access to the FCBNC Server Room will be limited and should be arranged in advance.
• All prudent measures will be taken to protect this equipment from any damage or corruption. However, FCBNC will not assume any liability should such damage occur.
• All data is stored on each of FCBSC's servers. FCBNC will not be providing any data storage.
• Service does not include any disaster recovery.
• FCBNC will provide reasonable hands on support (plug in cable, turn on server)
• Any support outside of stated reasonable support will be handled through the request process and will be charged at time and material rate.
• Floor space rental will be based on availability of space in FCBNC Server Room.

First Citizens Bank
CLIENT BANK PRICING

TRUST DEPARTMENT SERVICES

Contract Date April 1, 2012

SPECIFIC SERVICES TO BE PROVIDED:

REFERRALS: The client agrees to identify qualified Trust Prospects and to assist in the solicitation of their business for Trust Services to be rendered by First-Citizens Bank and Trust Company (FCB).

FCB will pay the Client Bank [***]% of the first year’s estimated fees for ongoing asset management on Trust Business referred or solicited by the Client Bank and accepted by FCB.

FCB will pay the Client Bank [***]% of any one-time fee for estate settlement referred or solicited by the Client Bank and accepted by FCB.

FCB will assign the Client Bank a new business officer to familiarize the client’s personnel with the Trust services offered by FCB and to help identify trust prospects.

First Citizens Bank
CLIENT BANK PRICING

WIRE TRANSFER SYSTEM

Contract Date April 1, 2012

Client must maintain a wire transfer account (ABA) with the Federal Reserve Bank and the Client is responsible for any Federal Reserve Bank wire fees and charges. The Client Bank is to give the Federal Reserve authorization so all wire transactions will be direct to FCBNC, but posted to the Client's ABA account.

Services to be provided:

1) In General: FCB will process wire transfer instructions of Client's retail and commercial customers in the same manner and using the same systems and procedures as FCB uses for wire transfers for FCB's retail and commercial customers, as such systems and procedures may be changed, modified or amended from time to time. FCB will provide Client with a copy of all applicable new or updated procedures with reasonable notice.

2) Wire Transfers Initiated through Branch: Client's customers may communicate wire transfer instructions to Client's branch associates in accordance with Client's procedures for accepting such instructions at Client's branches. FCB will provide Client's branches the same access to the FCB wire transfer system for purposes of effecting wire transfer instructions of Client's customers as provided to FCB's branches.

3) Wire Transfers Initiated through Online Banking: Client's online banking customers may also submit wire transfer instructions to FCB through Client's online banking product. FCB will process instructions received through online banking [***].

4) Verification of Wire Transfer Instructions: FCB will [***].

5) Wire Transfer Advices: FCB will provide Client's customers with advices of completed wire transfers in accordance with the procedures used by FCB in providing such advices to FCB's customers. FCBNC will provide their existing forms to be modified for FCBSC use.

6) Customer Agreements:

6.1. As a prerequisite to processing a transfer instruction for a commercial customer of Client or a retail customer of Client who repeatedly initiates wire transfers, FCB must have [***] are subject to approval by FCB. Client is responsible for obtaining [***]. FCB reserves the right to [***]. FCB may rely on [***] until such time as FCB receives updated information from the Client Bank and it is processed by FCB's Wire Department. The Client's [***].

6.2. If (a) the account from which funds are to be transferred is a [***] account, (b) the account is titled on the Client Bank's account system in the name of the [***], (c) and the [***], FCB may require such additional information from the Client Bank as FCB deems reasonable necessary to effect the wire transfer. Unless agreed otherwise by the parties, or required by FCB, such additional information will include [***].

7) Training: Client is responsible for training Client's personnel on the applicable wire transfer procedures and access to and use of FCB's wire transfer system. FCB will provide a copy of applicable procedures to Client for Client's use in providing such training.

8) SDN Screening: FCB will screen all wire activity using the PAYplus OFAC screening module against the Specially Designated Nationals List (the "SDN List") as published periodically by the Office of Foreign Asset Control using the [***]. All parties associated with both incoming and outoing wires will be screened. FCB will promptly report any positive exceptions to Client [***]. FCB's obligation under this section will be only to screen wires [***], and if, in spite of FCB's use of the system and reasonable adherence to its procedures, a wire is trasmitted that violates the SDN List, Client shall be solely responsible for any penalties and/or fines incurred in connection therewith and shall indemnify and hold FCB harmless from any such penalties and/or fines. Wires will also be reviewed through [***].

9) Record Retention: FCB will retain all wire instructions and transaction details in the [***] for researching of wire history and activity. The range of information retained will be sufficient to meet Bank Secrecy Act data retention requirements and other regulatory requirements. FCB will provide one year of wire instruction history for immediate retrieval by approved Client associates thru the PAYplus application.

10) Service Level Agreement: FCB's target completion of all outgoing wire transfers, provided the required data has been submitted in the correct format and the wire instructions do not violate FCB's regulatory and processing criteria, and the system and technical connections are operative will be within 30 minutes from FCB's receipt of the data. Target completion for the crediting of incoming wire transfers, provided the required data is received and the wire instructions do not violate FCB's regulatory and processing criteria, will be within 15 minutes of receipt. FCB's Wire Department personnel will contact the Client's branch staff directly to resolve any exceptions when difficulties are identified in completing a wire transaction. Any exceptions that cannot be resolved through branch channels will be escalated to the Client's Deposit Operations center for help in resolution prior to the close of the Client's business day.

11) Deleted Wire Transfers:  Every effort will be made to resolve any outstanding issues with the processing of the Client’s customer's wire instructions. However, the processing of wire transfers has a deadline with the Federal Reserve Bank and authorized Client associates may not be available. The risk of not satisfying all established security and regulatory procedures may require the FCB wire room to make a decision to delete the customer's wire instructions and not process the wire transfer. The wire deletion decisions will be based on the FCB policies for such action. If a wire transfer is deleted, a call will be placed to the Client's originating branch notifying them of the action taken and the reasons for such action.

12) System Downtime: There will be times when the wire transfer system or some parts of it will be down or receiving technical problems. This will require delays in processing wire transfers and may require FCB to work under a contingency basis. Under these circumstances, FCB will make every effort to restore the processing of wire transfers under high priority as it does for FCB wire transfer processing.

13) Liability: The liability of the parties with respect to any claims in connection with the wire transfer services provided by FCB shall be governed by the liability provisions of the Master Agreement for Banking Support Services between the parties except as otherwise expressly provided herein.

Features and Benefits:
1. Branch online entry.
2. Branch security features
3. Account balance verification in the presence of the customer.
4. Print screen for the customer to sign attesting that the wire amount is correct and binding the customer to the rules of the Wire Transfer Agreement.
5. Screens notifying the branch associates’ of their responsibility to obtain NSF approval before the wire will be processed by the wire room.
6. Customer agreement look up [***].
7. Receipt of a “wire number” assuring the branch that the wire has been received in the wireroom and as a reference number if future inquiries are needed.
8. All “holds” are automatically placed centrally in the wireroom.
9. The account balance is again verified for adequate funds and placed in a queue awaiting sufficient credit approval. Wire will be deleted with branch notification if not credit approved prior to cut off time.

10. [***].
11. [***].
12. Requested e-mail/fax advices automatically sent for incoming and outgoing wires which may help establish new accounts with lawyers, title companies, mortgage companies, etc..
13. Automatic sweep [***]. Eliminates the branch associates having to remember to process and allows additional income potential.
14. Up-to-date OFAC screening of wire transfers.
15. [***].
16. Immediate memo posting of incoming and outgoing wires.
17. Processing of “same day tax payments”.
18. Straight thru processing of incoming wire transfers with valid account numbers.
19. Automatic posting of general ledger and customer account entries at end of day via POD.

20. Automatic crediting of wire transfer fees to the branches income account along with hard charging individual accounts and posting analysis fees.
21. Balancing of transactions to the Federal Reserve Bank.
22. 4:00 PM EST cutoff for outgoing branch initiated wires, 5:00 PM EST cutoff for outgoing BOB initiated wires, and 6:00 PM EST cutoff for incoming wires.
23. Wire instructions stored for 5 years in Fundtech’s Wire house Module for quick researching of wire history and inquiries.
24. Current updates from vendor especially on regulatory issues.
25. Automatic download of [***] from CIS to be in compliance with BSA Travel Rule.
26. Foreign country codes and destination recording for AML compliance.
27. Presentment and recording of customer identifiers by originating branch associate.
28. CIS account verification and update of customer’s [***].
29. The wire transfer system is located [***].
30. Process “draw down” request from customers with customer authorization.
31. Generally open during inclement weather.
32. Integration of [***].

First Citizens Bank
CLIENT BANK PRICING

WORKING CAPITAL REFERRALS TO
FIRST CITIZENS BANK

Contract Date April 1, 2012

SERVICE TO BE PROVIDED:

Commission:

First Citizens Bank agrees to pay the client bank [***]%* of gross revenue for any new factoring account referred to First Citizens Bank.
* [***]% of gross revenue will be paid to the Client Bank unless otherwise negotiated up front on an individual account-by-account basis.

Commission will be paid to the client bank for a period of not less than [***] months on an individual account.

Either party can cancel this agreement with 90 days written notice. If the agreement is cancelled, First Citizens Bank will still be subject to paying the commission to the Client Bank on accounts that have not yet been aged for the full 48 months.

First Citizens Bank
CLIENT BANK PRICING

ACH SERVICES

Contract Date April 1, 2012

As a provider of ACH services to Originating Depositor Financial Institutions “ODFI” and Receiving Depositors Financial Institutions “RDFI” First Citizens Bank of North Carolina will provide for the following processes and services. The complete list of detail services and associated pricing can be found in “Schedule A” of the Client Bank Pricing document.

• First Citizens Bank of North Carolina will conduct an annual audit of compliance to the NACHA Operating rules.

•        First Citizens Bank of North Carolina provides the ability to monitor exceptions to credit limits for batches and entire files of origination activity that have been previously established by the client (ODFI).

• Any batch or file that exceeds a predefined established credit limit may be reported as an exception to the client (ODFI) with an option to review prior to being deposited.

• Any new originating company will be approved by the client (ODFI) and then forwarded to First Citizens Bank of North Carolina for setup.

• First Citizens Bank of North Carolina recommends that the client (ODFI) verify the creditworthiness of each company prior to approving for origination services.

First Citizens Bank of North Carolina will provide to the client (ODFI) reporting of the dollar totals for each file deposited with the ACH Operator.

First Citizens Bank of North Carolina will provide reporting for all rejected items to the client (ODFI) for resolution.

The creation of “Notice of Change” is the responsibility of the client (ODFI). In the event of an acquisition by the client, which requires mass production, First Citizens Bank of North Carolina routinely produces the Notice of Change on the client’s behalf.

First Citizens Bank of North Carolina is not responsible for erroneous entries generated by the originating companies.

• The client (ODFI) acknowledges that First Citizens Bank of North Carolina is providing origination services at their request.

First Citizens Bank
CLIENT BANK PRICING

ADHOC REPORTING

Contract Date April 1, 2012

SPECIFIC SERVICES TO BE PROVIDED:

1. CLIENT BANK REPORT CREATION (flat monthly charge):

a. Easytrieve and/or TSO Training for Client Bank Associates will be arranged for as a special request, and will be provided on a per quote basis.
b. All Easytrieve reports must be written and run by an FCB certified Client Bank associate, that has been given TSO access and completed all FCB required training.
c. Each Client Bank that chooses to have the ability to write Easytrieve Reports in-house will be charged the following flat monthly fee:
d. Additional ongoing Support or Special Requests for access to back dated files, or other requests not covered in this document, will be billable using the Standard Fees listed in Schedule A.

Please note: Any Easytrieve reports that are requested to be placed into production must be written by FCB for the Client Bank and then placed into production. The FCB Report Creation development costs would therefore apply.

e. FCB reserves the right to restrict the hours of system usage for the production of Easytrieve Reports, by Client Bank associates, if it should become necessary in the future. FCB also reserves the right to revoke the Easytrieve and/or TSO access of any User without prior consent.

First Citizens Bank
CLIENT BANK PRICING

BUSINESS ONLINE BANKING - BOB

Contract Date April 1, 2012

SERVICES TO BE PROVIDED:

This fee will be Per Month Per Customer regardless of the number of accounts and/or transactions setup/performed by the customer. The Client Bank will receive the standard account/transaction charges they now receive for DDA processing, ACH processing, etc.

CUSTOMER SETUP:

Per Base Customer
(Balance Reporting, Book Transfers and Stop Payments)

To set up ACH/WIRE (In addition to the Per Base Customer charge above)

CUSTOMER CARE:

Per Base Customer
With ACH/WIRE (This is not in addition to the Customer Care Base price)

ONE TIME PASS THROUGH CHARGES:
Vialogic UI Design for Logo and Colors
Checkfree Interface

First Citizens Bank
CLIENT BANK PRICING

COGNOS
Business Reporting Tool

Contract Date April 1, 2012

SPECIFIC SERVICES TO BE PROVIDED:

1. Application Software – User Levels
BI Administrator Level (Formerly known as Framework Manager)
- Manage Security of reports and data access bank wide
- Setup Data Access Packages (subject specific collection of tables)
- Ability to audit usage of reporting tools bank wide

BI Professional Level (Formerly known as Report Author)
- Create reports using one or more data sources
- Create intuitive drill-downs
- Manage security for the reports you create

Business Analyst Level (Formerly known as Level 1)
- Use database provided to analyze business questions
- Publish results of the analysis to other users
- Drill down through aggregate values to further details
- Access reports created on any relational database
- Create ad-hoc queries on the intranet
- Schedule reports with personalized options
- Notification when metric is reached

Consumer Level (Formerly known as Level 0)
- Execute prompted reports

2. Pricing
One Time Software
BI Administrator Level	Pass Through

BI Professional Level	Pass Through

Business Analyst Level	Pass Through

Consumer Level	Pass Through

Annual maintenance fee per license is [***]% of license purchase price

3. One Time Setup and Training
Setup Charges
- Cognos Infrastructure (Per Bank)
Training
Onsite (Initial Framework Manager Training)	No Charge
CBT	No Charge
Vendor	Per Quote

4. Special Services Charges
Special Services (per hour)	Per Sch A
- FCB custom report creation
- FCB setup of custom Data Access Packages
- FCB publish custom reports
- FCB create custom drill downs
- FCB create custom ad-hoc queries
- FCB combining multiple data sources

Note: All software charges are pass through from the vendor and are subject to change.

First Citizens Bank
CLIENT BANK PRICING

CRA ANALYSIS AND REPORTING

Contract Date April 1, 2012

First Citizens Bank will, as outlined below, perform certain functions and provide certain information in such a manner as to aid with CRA compliance. Only those functions described below will be performed automatically by First Citizens Bank. However, First Citizens Bank, in no way, accepts responsibility for each individual bank’s compliance with CRA.

1. MONTHLY

a) Extract the applicable loan information from loans that fall under the CRA regulation, import this information into the Centrax software, and GEO code the loans.
b) Provide to each bank an Error Reject Report of all loans for which a valid GEO code was unobtainable.
c) Provide to each bank the Annual Revenue Reject Report for all loans for which there was no income stated on the loan record
d) Force GEO code the Business Farm and Business loans, if requested by the client to do so.

2. QUARTERLY

a) Provide the CRA Business Farm and Consumer Performance Report
b) Provide the Community Development Loan Report

3. ANNUALLY

a) Provide the Year End Assessment Maps (no loans will be plotted on these maps)
b) Provide the Year End Loan Performance Report
c) Provide the Remittance File Submission Disk and Form for the bank to sign and remit.

4. SPECIAL REQUEST

a) Any request for a report/map/information not specifically stated in this schedule should be submitted in writing and FCB/NC will reply with a time and price estimate.

PLEASE NOTE:
FCB/NC will not accept responsibility for each client bank’s compliance with CRA.

First Citizens Bank
CLIENT BANK PRICING

Currency Forecasting

Contract Date April 1, 2012

SPECIFIC SERVICES TO BE PROVIDED:

Use of OptiCash/OptiNet

• Cash level forecasting/monitoring for branches and ATMs
• Manage cash needs of 21 centrally vaulted ATMs
• Provide notification on low cash ATMs to prevent out of cash situations
• Interface through which branches place currency/coin orders and returns
• Tool used for determining proper cash segregation

Use of FCB Cash Optimization Analyst
• Armored Carrier Liaison
• Manage contract
• Communicate orders for delivery
• Manage on-call armored service for ISBW
• Request and process up to 32 different monthly invoices for armored service for branches and commercial customers
• Review and process up to 32 different monthly invoices for armored service for branches & commercail customers
• Set up new Brinks relationship with each new area
• Problem resolution
• Federal Reserve Liaison
• Manage 25 Federal Reserve endpoints
• Place orders for branches, ATMs, and outsourced vaults
• Set up new Federal Reserve profile with each new area
• Provide emergency cash deliveries
• Arrange currency shipments for new branches and ATMs
• Review and process up to 32 different monthly invoices for armored service for branches & commercial customers

First Citizens Bank
CLIENT BANK PRICING

DATA EXCHANGE SERVICES (DES)

Contract Date April 1, 2012

SERVICES TO BE PROVIDED:
1. SFT (Secure File Transfer)
SFT offers an easy, secure FTP (File Transmission Protocol) method to exchange files via an SFTP server over the Internet. FCB will provide a secure, Windows-based SFT Client package that will allow the Customer to connect with the SFT server and initiate file exchanges in two ways:

1)The customer may use a GUI client in a manual way to control timing of file exchanges.
2) The customer may use the GUI client to create session information files (.sif) which can be called by other clients or batch files to allow for automated, unattended file exchange.

SFT Client is best for Customers who:
- prefer to automate transmissions (SIF files created with GUI Client can be called by other applications or batch files)
-exchange large files (checkpoint restart allows restart of file exchange at point of failure)
- are able to accommodate FTP traffic on [***] (our technical team will be happy to discuss further if you have questions)
- are able to load a small, non-intrusive client on the desktop(s) (the client is an executable but does not write to your registry or have other hooks into the OS).
- prefer not to “drag and drop” and enter password for decrypting files received.

First Citizens Bank
CLIENT BANK PRICING

DEBIT CARD ACTIVITY PLUS MARKET TREND REPORTS

Contract Date April 1, 2012

SPECIFIC SERVICES TO BE PROVIDED:

Monthly trend reports to help in the managing and marketing of your debit card portfolio. Activity Plus provides usage/activation, system performance, and key growth indicator reports you can use to manage and improve profitability within a debit card portfolio.

Accounts of File by Month
Tickets by Merchant Category
Average Number of Tickets per Active Account
Authorization and Ticket Volumes by Dollar Range
Estimated Interchange by Merchant Category
Declined Authorization Reasons Detail
Average Ticket Size
Authorization Methods
Key Growth Indicators
Stand-In Authorizations Detail
Key Growth Indicators History
Account Activation and Usage
Key Operational Indicators
Authorizations by Merchant Category
Declined Authorizations Reasons Summary

First Citizens Bank
CLIENT BANK PRICING

Escheatment and Abandoned Property Management

Contract Date April 1, 2012

SERVICES TO BE PROVIDED:

• Perform due diligence:
• Working the “Active Accounts” report to determine if any other relationships exist.
• Distributing all letters direct to the customers
• All customer responses to letters to FCB by
• Bank specific envelopes with bank name but FCB return address
• Return to client bank and then forwarded to FCB
• Handing special state requirements, such as placing newspaper advertisements in NY.
• Direct 2nd and 3rd reports to the client bank branches or other designated associates for customer contact
• Provide access to the Deposit Status Change eform for reactivating accounts
• Receive eform at FCB for account changes
• Debit client bank general ledger accounts for remittance amount
• Distribute checks to all applicable states, based on the state of residence
• Distribute remittance to the appropriate state (APEC’s will close the accounts)
• Provide client bank access to the APECs systems for viewing items in process
• Provide client bank access to enter official check data into the APECs system

Ongoing Costs:
Escheatment and abandoned property management -price per item

First Citizens Bank

CLIENT BANK PRICING

FULL REG-E PROCESSING

Contract Date April 1, 2012

SPECIFIC SERVICES TO BE PROVIDED:
First Citizens will ensure compliance of all regulatory provisions specified in REG E when providing our EFT Error claim service.

PROCESS:

Client branch will fill out and submit a specified e-form to FCBNC Electronic Banking (EB). Client branch will obtain an affidavit from customer and forward to EB. Erroneous and/or incomplete e-forms will be returned to the client for correction.

When EFT e-form is received, CAS will enter the request into database, specifically built for the Client Bank.

NSF Transactions should be submitted on EZ Form 917 also.

All disputes will be submitted via the appropriate STAR, AFFN, FDR, or VISA charge back mechanism.

If an affidavit is not received, EB will contact the client.

If a rebuttal is received, appropriate information will be e-mailed to the client to decision whether provisional credit will be taken back.

OTHER PROVISIONS:

The client will be billed monthly based on the "Notification Date of Claim". Client will be billed for all claims forwarded to FCBNC CAS. An itemized monthly billing report will be provided to the client.

The Client will continue to pay FDR through their daily settlement for charges related to the charge backs.

Any claims that cannot be recovered remain client’s liability to charge off.

Client will provide letterhead and envelopes.

First Citizens Bank
CLIENT BANK PRICING

LARGE CURRENCY TRANSACTION REPORTING

Contract Date April 1, 2012

SPECIFIC SERVICES TO BE PROVIDED:

1. Conversion
a) Set up Bank Information
b) Set up Branch Information
c) Set up Branch Access/Limits to System
d) Enter Repeat Customer Information on Data Base
e) Enter Exemption Information on Customer File
f) Assign Report Distribution

2. On-Going
a) Use of on-line Large Currency Reporting System
b) Hot line for On-Line CTR questions
c) Verification of All POD versus On-Line entries
d) Maintaining / Updating Customer Data Base
e) Magnetic Reporting of CTR Information
f) Rendering Mag Tape to IRS
g) Correcting/Acknowledgment of IRS Acceptance
h) Furnish 60 Day History For Exemption Review/Request
i) 5 year Retention of CRTs and Exemption Listings
j) Continued Training related to any on-line changes

First Citizens Bank
CLIENT BANK PRICING

LARGE DOLLAR SIGNATURE VERIFICATION

Contract Date April 1, 2012

SPECIFIC SERVICES TO BE PROVIDED:

Large Dollar Signature Verification function consists of a daily review of large dollar items that posted on the previous business day. Large dollar item signatures are compared to the account signature cards in order to make a determination of the authenticity of the signature on the check.

Cost per suspect item

* The function is parameter driven and items may fall outside the parameters or the analyst may fail to recognize an item that should be returned during daily review that may result in a loss. The client bank will assume the liability for any losses.

** Loss Prevention Services will have the authority to contact the client bank customers directly when necessary.

First Citizens Bank
CLIENT BANK PRICING

MARKETING CIF SYSTEM (MCIF)

Contract Date April 1, 2012

SPECIFIC SERVICES TO BE PROVIDED:

A - Main Frame Data Extract Charges
Price per record extracted monthly

B – Processing and Reporting

OPTION 1:
HARLAND MCIF – Monthly processing including Analysis and Reporting.
Standard monthly reporting is performed by FCBNC analysts for the Client Bank.

Bill per record extracted monthly

OPTION 2:
HARLAND MCIF - Monthly processing and access to the system online.
This option provides for online access to the Harland MCIF system
By the Client Bank analyst to perform reporting in-house from the Client Bank home office location*.

Bill per record extracted monthly

*Access includes the following Harland SW modules:
- Max$ell** (MCIF product for queries and reporting)
- CalcExpert** (which allows the user to calculate fields during queries/reporting)
ChannelExpert** (which allows the user to push MCIF data to various channels – Encore and Internet Banking)
 *There are additional modules which can be used for the Client Banks benefit via request to FCB billable at the standard hourly rate (or SW licensing can be purchased for the Client Bank if desired and based upon a cost quote to be provided). These modules include:

MaxList (allows user to append data)
ModelExpert (allows user to do limited sales modeling)
*Direct access into the Harland MCIF SW system will require the use of Citrix SW. Any costs associated with this would be a pass through to the Client Bank.

*Any additional LAN/WAN costs associated with connectivity would be a pass through to the Client Bank.
*Training on the Harland MCIF system will be provided by the vendor at the vendor rates then in effect.
** FCB reserves the right to limit the number of seat licenses in use per bank.

Option 3:
Data Flux
* One Time Bank Specific Set Up Fee
*Product Set Up (per record cost - includes set up, annual maintenance, server space and server maintenance)
* Optional Data Back up (per record)

C. OTHER SERVICES AVAILABLE

FCB Marketing Support Services include the ability to utilize the following SW products for the benefit of the Client Banks upon request:
- Compass
- Map Info
- Business IQ

These services are available on an on request basis and are billable at the standard hourly rate per schedule A (plus any out of pocket expenses).

First Citizens Bank
CLIENT BANK PRICING

PERSONAL ONLINE BANKING (POB)

Contract Date April 1, 2012

THE SPECIFIC SERVICES TO BE PROVIDED ARE DIVIDED INTO THREE DISTINCT CATEGORIES:

• Internet Banking Customer Set-up and Customer Care
• Internet Banking product processing and ongoing support
• Web site content changes.

CUSTOMER SET-UP AND CUSTOMER CARE INCLUDES:
• Set up of all customers who apply for Internet Banking, including all FCB system maintenance and all necessary CheckFree maintenance for bill pay customers.
• Provide telephone support to all Internet Banking customers, both of a technical and non-technical nature.
• Research all bill pay problems for Internet banking customers.
• Does not include responding to customer e-mail or processing bill pay settlement.

INTERNET BANKING PRODUCT PROCESSING AND SUPPORT
• Web site hosting and monitoring.
• Hardware/Software support for all equipment/programs associated with the Internet Banking product.
• Enhancement requests associated with the Internet Banking product.
• Ability to assess service charges.
• Access to Edify system for secure email and bill pay settlement.
• All interfaces between Web Site, Host Processing, and third party vendors (CheckFree and FDR)*
• Vendor access to the web pages in the FCBNC development lab for updates; FCBNC will be responsible for moving QA’d web page changes to production.

WEB SITE CONTENT CHANGES

• Examples: Marketing banners, job postings, branch locations, etc.
• Special Requests

PRICING:

• Customer Set up (Per set up):
• Customer Care (Per Customer/Per Month):
• Product Processing and Support
(Per Active User**/Per Month):

Web Site Content Changes:

A) Under Contract with FCBNC (Up to per month up to 5 man hours work per month)
(see Schedule ‘A’ for Standard rate for each addl hour)

B) On a Special Request Basis (Billed @ Standard hourly rate)
(see Schedule ‘A’ for Standard rate)

*The electronic Bill Payment vendor (currently CheckFree) will bill each client bank directly for bill pay services through Internet banking; FDR will pass its charges through to the client bank via FCBNC to the client banks for credit card access via internet banking.

**An active user is one who has changed his/her password.

First Citizens Bank
CLIENT BANK PRICING

T-TAX PROCESSING SERVICES

Contract Date April 1, 2012

SPECIFIC SERVICES TO BE PROVIDED:

1. Monthly Processing Services

First Citizens of NC has entered into an agreement with an outside vendor, ("Cash Tax"), to provide FCBNC and our Client Banks, the ability to sell a service to be used by Business customers, to pay Federal Taxes via ACH Debit to the customers DDA account. The payment is then forwarded to the IRS on an automated basis.

Once the Client Bank has verified the customer’s enrollment form for completeness and accuracy, it will be forwarded to FCBNC for final review and submission to Cash Tax.

2. PASS THROUGH CHARGES

All outside vendor charges related to the processing of T-Tax transactions will be passed through to the Client Bank.

EXHIBIT A

INFORMATION SECURITY AGREEMENT

Definitions

“Client User” or “Client Users” means any employee or agent of the Client, and any consultant, contractor and/or other individual or entity hired or retained by the Client to perform services for or on behalf of the Client who is given or obtains access to the FCB Network through the Client.

“Computer Resources” means all hardware, software, data, equipment, devices and systems connected to or used in connection with the FCB Network, including, but not limited to, host computers, servers, workstations, stand-alone computers, laptops, routers, modems and other communications devices, software, and data files.

“Confidential Information” means information relating to one or more customers of a party to this Agreement, and includes information about any person or entity who obtains or seeks to obtain a financial product or service from a party to this Agreement.

“Customer Information” means information relating to one or more customers of FCB or the Client Bank.

“FCB Information Security Policy” means the Information Security Policy adopted by FCB as amended from time to time.

“Network Instructions” means any instructions, specifications, restrictions, limitations and/or requirements adopted by FCB with respect to access to and use of the Network, including (i) this Agreement, (ii) the FCB Information Security Policy, and (iii) any other Network Instructions provided from time to time by FCB to the Client Bank in writing.

“Proprietary Information” means information relating to FCB or the Client Banks that is competitively sensitive material not generally known to the public, including, but not limited to, information that relates to past, present or future research and development, trade secrets or business affairs (including policies, procedures, plans and methods of operation), and financial matters.

a. General. FCB agrees to provide data processing and related services to the Client. FCB has implemented a computer and communications system for the processing, retaining and communicating of information and data (the “FCB Network” or the “Network”). FCB agrees to provide the Client with access to the FCB Network for purposes of (i) storing, retrieving, and communicating information and data, and (ii) providing Internet access to the Client and Client Users. The FCB Network is a repository of highly sensitive and confidential information regarding FCB and the Client and their respective customers. The Client acknowledges that the security of the FCB Network is of critical importance, that any breach of such security could result in great and irreparable harm to FCB and/or the Client. The Client agrees to guard and protect the security of the Network.

b.    Authorization to Use the Network. The FCB Network is the property of FCB. FCB authorizes the Client to access the FCB Network for purposes relating to the conduct of the Client's business. The Client may use the FCB Network only for legitimate business purposes and may not use the FCB Network to knowingly, intentionally, recklessly or negligently violate any applicable law or regulation.

c.    Use of the Network. The Client shall access and use the Network in accordance with the Network Instructions, including, but not limited to, the requirements set forth in Exhibit A-1, attached hereto and incorporated herein by reference.

d.    Security Obligations. The Client is responsible for the security of the Network, Computer Resources, and of Confidential Information stored, accessed or transmitted on the Network, within the Client's control. The Client shall adopt and implement such measures as are consistent with this Agreement, and reasonable and necessary to (a) protect Confidential Information stored, accessed or transmitted on the FCB Network and Computer Resources from unauthorized access, use, disclosure, destruction, modification, or loss, whether accidental or intentional; and (b) ensure the security, reliability, integrity and availability of information stored, accessed and transmitted on the FCB Network and Computer Resources under Client control. All the terms and provisions of Section 14 of the Master Agreement are incorporated herein by reference.

e.    Responsibility for Employee Use. The Client will be responsible for access to and use of the FCB Network by the Client Users. The Client will adopt policies and procedures governing the use of the FCB Network by each of the Client Users. The policies and procedures adopted shall be consistent with this Agreement and at least as comprehensive and restrictive as FCB’s “Use of the Network” Policy which is set forth in Exhibit A-1 attached hereto , as amended from time to time.

f.    Indemnification. The Client shall indemnify and hold FCB harmless from and against any and all liability, losses, costs or expenses (including reasonable attorneys’ fees) incurred or sustained by FCB arising out of or in any way related to access to and use of the Network by the Client and/or Client Users in violation of this Agreement.

g. Monitoring.

1.
FCB reserves the right, in its sole discretion, but without any obligation to do so, to take any of the following actions with or without prior notice to the Client or any Client User (collectively referred to as “monitoring”) (However, FCB will limit any such monitoring access to those associates within FCB that are responsible for the security of the network.):

i.
To monitor, filter, scan, block, limit, access and copy any and all information on any Computer Resource, including reviewing, copying or deleting files, messages, or other information sent to, sent by, or accessed by a Client ;

ii.
To investigate any actual, threatened, suspected, or alleged violation or breach of Network security or Network security safeguards (including any attempts to bypass, breakthrough or override any information security safeguards);

iii.	To determine whether Computer Resources are being used properly while connected to the Network and in accordance with Network Instructions; and

iv.	To disclose to others (including law enforcement authorities) any information gathered in connection with any of the foregoing activities.

2.
FCB will use information obtained as a result of monitoring activities only for purposes of determining that the Network and Computer Resources are being used properly in accordance with this Agreement. FCB may disclose such information to (i) management of the Client, (ii) to law enforcement authorities if deemed appropriate by FCB at its sole discretion, or (iii) as otherwise required by law, statute, regulation, subpoena, court order or other legal process. Unless prohibited by law, regulation or court order, FCB will notify the Client prior to reporting any such information to law enforcement authorities.

3.
The Client agrees to communicate and will emphasize to all Client Users that use of the FCB Network constitutes the Client’s and Client User’s consent to monitoring. The Client acknowledges that the Client and Client Users have no expectation of privacy with respect to the use of the FCB Network. Passwords and other limitations do not affect this policy or create any privacy right. The Client acknowledges that deletion of a file may not delete all copies of the file or prevent recovery of the file and does not create any privacy right.

4.
The Client expressly waives for itself and on behalf of all Client Users any right of privacy in anything created, accessed, stored, sent or received on or using the FCB network by the Client or any Client User.

h.
Violations. The Client agrees to report any violation of Network Instructions to FCB and any such violation shall entitle FCB to revoke Client User’s access to the FCB Network; provided, however, that should FCB determine in its discretion that such violation results in a threat to the FCB Network, to FCB or to any other client of FCB that uses the FCB Network, FCB may revoke Client’s access to the FCB Network with notice to Client prior to revocation if practicable or as soon after revocation as is practicable, and FCB shall provide such notice by telephone or such other means as will provide notice to Client promptly.

i.	Termination. The confidentiality, security, and indemnity provisions of this Exhibit shall survive the termination hereof.

First-Citizens Bank & Trust Company        Client Name:

________________________________

By: ______________________________        By: _____________________________

Name: ____________________________        Name: ___________________________

Title: _____________________________        Title: _______________________________

Date: ________________________________    Date: _______________________________

EXHIBIT A-1
USE OF THE NETWORK

The Client shall access and use the FCB Network in accordance with the Network Instructions below:

1.	Software. The Client shall:

i.	Obtain the consent of FCB before installing any software on any computer equipment that will be run over the FCB Wide Area Network (WAN);

ii.	Use copyrighted software that has been licensed to FCB only as permitted by FCB and by the terms of the license agreement applicable to the software.

iii.	Comply with the provisions of any applicable software license agreement;

iv.	Not knowingly use the FCB Network to download or distribute pirated software or data;

v.	Not distribute FCB-owned, leased or licensed software to any third party (including, but not limited to, contractors, vendors, consultants or customers) without the prior consent of FCB.

2.	Accessing the Network. The Client shall not:

i.	Connect to the FCB Network through any means other than those specifically authorized by FCB;

ii.	Attempt to obtain rights or access to the FCB Network other than as specifically permitted in advance;

iii.
Add any type of communication device (including, but not limited to, modem, network interface card, etc.) to any equipment or device that connects to, or has the ability to connect to, the FCB Network, unless the communication device has been purchased from and installed by FCB, or FCB has given prior consent;

iv.
Allow telecommunications equipment (including modems) connected to Computer Resources to answer outside calls unless the lines are secured by FCB approved security authentication methods. Modems (such as on PCs and servers) should not be in auto answer mode. All incoming communications entry points on the Network must be approved in writing by FCB. Modems on the FCB Network must be installed by or approved for installation by FCB;

v.
Break into, disable or overload any Computer Resource on the FCB Network or any network connected to the FCB Network (this includes Computer Resources on the Internet or of any customer, vendor or business partner);

vi.
Introduce or activate any harmful device or code, including, but not limited to executing programs that may damage or improperly alter any data or any software or hardware components associated with any communications network. Inappropriate programs may include, but are not limited to, viruses and data hijacking applications; or

vii.	Disable Computer Resource functions (power-on passwords, virus protection, etc.) implemented by FCB.

3.
Internet Use. The Client recognizes that information transmitted or made available over the Internet without the use of appropriate encryption technology is not secure, and that the transmittal of Confidential Information should be avoided. The Client shall not use a modem to connect to the Internet while connected to the FCB Network. All downloaded files shall be virus checked and cleaned by the Client before being opened or saved on any Computer Resource.

4.
User Identification and Password. One or more login steps consisting of an ID and a password are required for all users of FCB’s Network. The Client is responsible for all activities, known or unknown, related to the use of the personal user IDs of their associates.

EXHIBIT X
To
First Citizens Bank
Master Agreement for Banking Support Services
Item Processing Services

Client agrees with FCB as follows:

1.
FCB will provide Client the item processing Services specified in Exhibit X-1 attached hereto. Client shall submit all items to FCB and otherwise comply with all Client obligations in accordance with the requirements set forth in Exhibit X-1 attached hereto.

2.
FCB will perform the item processing Services in accordance with the service level standards specified in Exhibit X-2 attached hereto (the "Service Level Standards"), subject to Client meeting its performance obligations as set forth in Exhibit X-1 and Exhibit X-2.

3.
Subject to the terms herein, if any POD items are lost, destroyed or misplaced, FCB shall have no liability or responsibility with regard thereto (including but not limited to the cost of reconstructing such items); provided, however, if such loss is a direct result of the gross negligence or intentional misconduct of FCB, or its agents, employees, contractors or subcontractors, FCB shall be responsible for the reasonable reconstruction costs of deposited items up to a maximum of $4,000. However, in no event shall FCB be liable for the face value of any lost or missing items. Notwithstanding anything to the contrary herein, reconstruction costs for POD items that are damaged or destroyed by fire or other similar catastrophe at an FCB processing center shall be payable to Client as set for in Section 12 of the Master Services Agreement.

4.
Client shall be responsible for balancing its accounts (including but not limited to, Client’s corporate DDA, general ledger, control and suspense accounts) each business day and notifying FCB, within 10 business days, of any errors or discrepancies. In the event that FCB discovers an error (it being understood that FCB shall be under no duty to discover any such error), FCB is authorized in its sole discretion, to correct any such error and to make any adjustments in order to correct such error, and FCB shall notify Client of any adjustment(s) made within ten (10) calendar days except when FCB has mailed notice of the adjustment to the affected customer(s) Relations of Client.

5.	The term "item" as used herein means and includes all checks and other documents presented to FCB for processing.

In witness whereof, the parties hereto have caused this Exhibit X to the Agreement for Banking Support Services to be executed by their duly authorized representatives as of _______, 2012.

INFOTECH ALLIANCE	FIRST CITIZENS BANK AND TRUST COMPANY, INC.

By: ______________________________        By: _____________________________

Print Name: _______________________        Print Name: ______________________

Title: ____________________________        Title: _____________________________

Exhibit X-1
Service Description related to Item Processing

FCB and Client agree as follows:

1.
On each business day (as observed by the Federal Reserve Bank), Client will be responsible for the delivery of items to the FCB Processing Center (POD work). Client will provide extra deliveries in support of POD operations for peak day processing. Peak day processing is defined as any day when Client's volume is expected to exceed one hundred and twenty percent of daily average volume (defined as the previous months volume divided by the number of business days in the previous month). The parties further agree as follows:

2.
The Client will arrange (by contract with a third party or by contract through FCB for the courier services of a third party) and pay for the delivery of all items between FCB and Client locations. Pick up and delivery times will be mutually agreed upon. The Client agrees that FCB may at its discretion delay the processing of any items not received by the required delivery times until the next business day without any liability.

3.
Where documents are received by FCB from the Client without the ABA Account Number and Tran Code MICR encoded to meet FCB requirements, FCB will repair the missing fields. However, FCB shall not accept any liability resulting from such repair.

4.	All forms/documents received by FCB from the Client must be previously approved by FCB to ensure that the documents are of adequate quality to allow for image capture and archival.

5.
Client agrees that all POD transactions i.e.; involving tellers' transactions, general ledger entries, or loan entries shall be in balance, and that FCB may make necessary adjustments to the Clients’ customer, teller or suspense general ledger accounts as necessary to process a balanced entry.

6.
Client agrees to segregate all over-the-counter items into batches as defined by FCB, identify each batch with an appropriate batch header, and ensure that the physical batch size does not exceed three inches (3") in depth or 250 items. The batch header shall meet written requirements provided by FCB. Client agrees to include an accurately completed batch control document for each bag of work submitted to FCB.

7.
After FCB has completed the process of retrieving and transmitting to the Host System or to the Client's data processor the information necessary for data processing, all over-the-counter items not drawn against Client shall be forwarded for collection in the most expedient and efficient way possible. As such, FCB facilitates the clearing of the items on behalf of the Client but assumes no ownership of said items.

8.     FCB will read or key the dollar amount on all items presented to FCB as part of the POD function as previously described. FCB may key additional fields, such as account numbers, tran codes, serial numbers or other fields as necessary for processing. FCB will provide Client with the ability to review selected debit and credit items reported (by 9:00am under normal processing circumstances) on the morning of the business day (as defined in section 1 above) following the receipt of the items. It shall be the Client's responsibility to determine the dollar threshold for the review of these items and to perform the review daily.

8.1	In no event will FCB be liable for losses to Client due to keying, read or encoding errors if Client has not satisfied all of its obligations set forth in this Agreement.

9.     FCB will return (unpaid), or pay items listed on an online NSF & return system, in accordance with the instructions from Client. If Client has not instructed FCB regarding the disposition of any exception item drawn against Client by the agreed upon time each day, then FCB shall handle the disposition of the item as indicated by the default value established on the account/item and FCB shall have no liability related to any potential losses incurred by the Client. Instructions to FCB on disposition of items that are received after the agreed upon deadline or are changed can result in a late return of such items and FCB shall have no liability for such late returns. If FCB's Exception Item Processing fails to meet the performance standard for exception item processing set forth in section 4 of Exhibit X-2, the liability provisions of Section 7 of the Master Agreement shall apply..

10.     All checks, drafts, and other orders for the payment of money drawn against accounts at
Client will be stored by FCB as follows: 1) Until statement rendering for check return accounts, and 2) For 5 business days for image and check truncation accounts. For all check return statements, the items will be sorted, filed with the monthly statement, and mailed to the depositor. Client agrees to have statements printed according to predefined cycles and print classes. If required, Client agrees to expedite the return of any paid exception items to FCB in order to facilitate timely statement processing.

11.
Client authorizes FCB to receive its "in clearing" items daily from the Federal Reserve Bank and other financial institutions. FCB will balance the "in clearing" items to their cash letters, capture the data on magnetic media, image scan the items and transmit the account information to the Host System or the Client's data processor. FCB will also pull out for further handling the appropriate items for exception handling or scrutinizing, and deliver the appropriate items to bulk file storage.

12.
Client agrees to make arrangements for the transport of items, records, and other data from Client to FCB and from the Federal Reserve or other check clearing points to FCB. After FCB has provided the item processing Services, selected items, records, and data must be transported from FCB to Client and various check clearing end points (as determined by FCB) and the Federal Reserve. The parties further acknowledge that the cost of all such transportation shall be the sole responsibility of Client. The courier service (including the courier service engaged by Client through FCB) shall at all times be deemed the independent contractor of Client. The parties further agree as follows:

12.1
Should the Client not arrange for such courier services or if the Client requests FCB to arrange for such services for the benefit of the Client, the Client shall pay FCB for any charges, expenses or costs incurred by FCB.

12.2	If a courier delivery is missing, FCB will notify Client. If there is any dispute as to the delivery of any records, FCB's record of delivery will be accepted as the undisputed record of delivery.

12.3	The Client assumes all liability and responsibility for its compliance with all U.S. Postal regulations and statutes with respect to the courier services described in this section 12.

13.
Client acknowledges and agrees that if the Client has separately contracted with a third party data processor to provide data processing services for Client (or, if the Client performs such services in-house), that FCB shall have no responsibility for the timeliness or quality of the service provided by Client's data processor. FCB shall not be liable for the timeliness of delivery or for the accuracy of the reports supplied by Client's data processor, except for errors caused by FCB failure to transmit information.

14.	FCB will provide Client with the ability to retrieve images of all POD & Inclearing items using an enterprise image archive and retrieval system.
FCB will image capture Inclearings and POD items and store such in the online Image Archive for the legally required time periods.
FCB will create and render the image statements for the designated accounts in accordance with the performance standards as stated in Exhibit X-2 attached hereto.

Archive items are maintained as follows:

Items are stored on DASD (Direct Access Storage Device) for the first 60 business days.
Items are stored on VTS (Virtual Tape System) from 61 business days to 24 months.
Greater than 24 months are stored up to the legally required retention time period.
FCB reserves the right to adjust storage time frames based upon processing requirements. In any case, all legal storage retention requirements will be met or exceeded.

Exhibit X-2

Item Processing Service Level Standards

1. Presentation and Delivery of Work
DESCRIPTION:
- Credits come before debits

•	Customer credit is the first item in the transaction

•	Currency will not be included with the transaction

•	Items are encoded with Routing/Transit number, account number and appropriate trans code where necessary

•	Work is batched according to batching instructions provided by FCB. A batch control document is properly completed and enclosed in each POD Bag

•	All Tickets are teller stamped or validated by the teller system according to instructions provided by FCB.

•	Batches are limited to 3" or 250 items, whichever limit is reached first. Tape listings accompany multiples as per instructions provided by FCB.

•	All work for proof is in the appropriate POD courier bag as determined by FCB.

•	Other correspondence will be placed in the appropriate FCB bag (s) as determined by FCB.

PROCESS: FCB will notify Client of specific non-compliance issues as required.

2. Proof of Deposit for dollar amount encoding
DESCRIPTION:

•	Dollar amount encoding - to meet service goals

•	Customer Corrections have the correct reason listed

•	All Customer Corrections are documented with accompanying copies as available.

•	Items are endorsed with the proper bank endorsement in proper Regulation CC position

•
Differences of under $5.00 may be charged to a General Ledger account. For transactions out of balance for $5.00 or less and having 100 or fewer items, all amounts will be verified before any difference is charged to a General Ledger account.

    SERVICE GOAL: 99.99% (1 amount error per 10,000 POD items)
PROCESS:

•
Client will provide to FCB Client Bank Services a monthly electronic listing of all reported dollar amount encoding errors containing required data elements for errors reported during the previous month by the fifth business day of each month. FCB will notify the client of specific non-performance issues by submitting a service incident report with accompanying documentation to the designated FCB Client Bank Relationship Manager.

•	Performance measurement will be furnished to the client monthly.
MEASUREMENT: Percent of POD Volume monthly (Calculated by using the number of FCB amount encode errors (not to include inclearing items) reported by Client and verified by FCB.)
PENALTIES: FCB will incur a penalty if FCB misses the above stated service goals for any three consecutive months. At that time FCB will credit the Client [***]% of the previous month POD charge.

3. Statement Preparation and Mailing
STATEMENT INSERT HANDLING:

•	Client will submit statement insert instructions to FCB on the Insert Instruction Form 30 days prior to scheduled mailing.

•	Inserts must arrive three business days prior to cycle date to insure proper handling.

•	Inserts must meet the minimum specifications as defined by FCB.

•	The correct statement insert(s) will be included in the proper statements.

SERVICE LEVELS:

Note: If Client uses a third party vendor (or in-house processing) for core account processing add 1 business day from receipt of the file from the client to all dates quoted below.
i) Complete and mail statements with enclosures

•	The standard performance level for personal statements is 3 business days following the statement cycle date.

•	The standard performance level for Commercial statements is 4 business days following the statement cycle date.

•	Statements missing 3 or less items will be mailed with a missing item notice within 1 business day following the standard.

•	Statements missing more than 3 items will be researched using Check Image Archive and mailed within 2 business days following standard.

•	If copies of the missing items cannot be located in Check Image Archive, statements will be mailed with missing item notices.

ii) Complete and mail statements with Image enclosures

•	The standard performance level for personal statements is 3 business days following the statement cycle date.

•	The standard performance level for Commercial statements is 4 business days following the statement cycle date.

•
Statements missing 3 or less images will be mailed with a missing image notice within standard. Statements missing more than 3 images will be researched using Check Image Archives and mailed within 2 days following standard. If copies of the missing items cannot be located in Check Image Archives, statements will be mailed with missing item notices.

iii) Complete and mail statements without enclosures

Standard: The standards without enclosures are:

DDA/Personal:     2 business days following statement cycle date
DDA/Commercial:     3 business days following statement cycle date
Savings/Time Deposit: 6 business days following statement cycle date
Loans:             2 business days following statement cycle date

iv) Serial Sort, ARP and CD ROM Statements

Standard: The standards for Serial Sort, ARP and CD ROM statements             are:

Serial Sort:        7 business days following statement cycle date
ARP:            7 business days following statement cycle date
CD ROM:        7 business days following statement cycle date

Note: CD ROM disks will be reviewed for quality before distribution.             Statements missing more than 3 images will receive a notice along with             the CD.

- The correct customer's checks will accompany the statement.

- Hold statements that are properly labeled will be sent to Client for	handling.
- The correct number of statement pages is in the envelope.
- Notice of missing item(s) will be included in the statement if the statement is missing 3 or fewer enclosures.
- FCB will monitor and report delays for receipt of statement print to Client within 24 hours of the expected time of receipt.

SERVICE QUALITY GOALS:
1) Accuracy of Customer Mailings
99.9% accuracy (10 errors per 10,000 customer mailings)

2)	Timeliness of Customer Mailings
99.9% of statements will be rendered within the number of business days indicated above each month.

3)	Crippled Statements (statements missing item or image enclosures)
will account for no greater than 1.5% of total statements     rendered monthly.

PROCESS:

•
Client will provide to FCB Client Bank Services a monthly electronic listing of all reported statement rendering errors containing required data elements for the previous month by the fifth business day. FCB will notify the client of specific non-performance issues by submitting a service incident report with accompanying documentation to the designated FCB Client Bank Relationship Manager.

•	Performance measurement will be furnished to the client monthly.

MEASUREMENT: Percent of Total Customer Mailings Rendered Quarterly

PENALTIES:

i.	Accuracy -
FCB will incur a penalty if FCB misses any one of the above stated service goals for the quarter. At that time FCB will credit the Client [***]% of the previous month statement rendering charge (excluding any pass through charges such as postage and presort).

ii.	Timeliness/Crippled Statements -
FCB will incur a penalty if FCB misses any one of the above service goals related to timeliness for any three consecutive months. At that time, FCB will credit the client [***]% of the previous month's statement rendering charge (excluding any pass-through charges such as postage and pre-sort).

4. Day two processing of exception items. (This includes both inbound and outbound return items and the processing of “No Master” items daily.)

DESCRIPTION:
The correct items will be returned based upon information provided via the Online NSF & Returns system. All outgoing return items over $2,500.00 are reported through the EARNS system.
SERVICE GOAL: 99.91% (9 errors per 10,000 items)
PROCESS:

i.
Client will provide to FCB Client Bank Services a monthly electronic listing of all reported exception processing errors containing required data elements for the previous month by the fifth business day. FCB will notify the client of specific non-performance issues by submitting a service incident report with accompanying documentation to the designated FCB Client Bank Relationship Manager.

ii.	Performance measurement will be furnished to the client monthly.
MEASUREMENT: Percent of Total Exception Items
PENALTIES: FCB will incur a penalty if FCB misses the above stated service goals for any three consecutive months. At that time FCB will credit the Client [***]% of the previous month “Return Items” charge.

5. Exclusive Remedy. The penalties described above constitute Client's sole remedy as a result of any failure by FCB to comply with the performance standards or for any other errors except that if, as a result of FCB’s failure to comply with the performance standards, Client suffers a Loss as defined in Section 7 of the Agreement, the provisions of Section 7 shall govrn with respect to such Loss.

FIRST CITIZENS BANK OF SOUTH CAROLINA
PRICING SCHEDULE
Effective January 1, 2013 through December 31, 2013

C O R E A C C O U N T P R O C E S S I N G
Includes Mainframe Contingency Planning / Business Continuity, Public Funds, MOBIUS, CIS, RPM, Year End Processing, CRA, and OFAC (extracts only), CID, DDI	UNIT	Monthly Fee

ATM Driver Processing/Support (Image Enabled ATM)	per ATM	[***]
ATM Card Mgmt System	per cardholder	[***]

BRANCH PLATFORM SYSTEM:
--Encore Deposits	per workstation	[***]
--Encore Loan	per workstation	[***]
--Encore Teller	per workstation	[***]

Checkline Plus - LOC	per account	[***]
Checkline Reserve - LOC	per account	[***]
Club	per account	[***]
Commercial Loan	per account	[***]
Consumer Loan - ILS	per account	[***]
Demand Deposit (Includes Master Notes/SweepProcess, Packaged Accounts)	per account	[***]
Equity Line	per account	[***]
General Ledger Processing Support	per branch	[***]
IVR/ACD:
--CTI	per transaction	[***]
--IVR - Telephone Banking	per call	[***]
--Remote ACD - Telephone Banking	per call	[***]
--Agent calls - Telephone Banking	per call	[***]
--ACD - Help Desk	per IVR call	[***]
--Agent calls - Help Desk	per call	[***]
IRA	per account	[***]
Motivator Marketing Dept. Support	per branch	[***]
Safe Deposit Box Processing	per box	[***]
Savings	per account	[***]
Time Deposit	per account	[***]

	UNIT	UNIT
TRANSACTION PROCESSING/CBO	TYPE	CHARGE
Acct Recon (ARP) Serial Sorts
--Partial (per item)	per item	[***]
--Full (per item)	per item	[***]
--Deposit Recon (per item)	per item	[***]
--Check Serial Sort (per item)	per item	[***]
--Positive Pay - (Per Acct Per Month)	per acct	[***]

ACH (per transaction - origination and receipt)	per transaction	[***]
CD ROM - per detail transaction	per transaction	[***]

Envelop Opening Service - OPEX	per payment	[***]
Escheats (min. charge $[***])	per item	[***]
Exception Handling - NSF & Returns	per item	[***]

POD per item	per item	[***]
Branch Capture Credit ( Per item that is captured by Branch Capture System)	per item	[***]
Image Archived Items (includes retrievals)	per item	[***]
Inclearings & Preencoded Items - Includes all inclearing items, preencoded items, & related control documents	per item	[***]
Rejects - Inclearing Surcharge	per item	[***]
Rejects - POD Surcharge - Items with no MCR or unreadable RT	per item	[***]
Reg E Processing	per claim	[***]
Research Adjustments (Completed)	per adjustment	[***]
STATEMENT RENDERING:
e.Statement - with images	per statement	[***]
e.Statement - without images	per statement	[***]
Enclosure Statements	per statement	[***]
Zero Enclosure Statements	per statement	[***]
Image Statements	per statement	[***]
Other Statements/Notices	per statement	[***]
Large Print Statement Creation	per statement	[***]
Braille Statement Creation	per statement	[***]

STATEMENT OF SERVICES

	UNIT	UNIT
O T H E R S E R V I C E S - Page 1 of 2	TYPE	CHARGE

BlackBerry Enterprise Services (BES)-Set up Fee	new remote access	[***]

Business Online Banking - Processing & Support-FFI	customers	[***]
CASH MANAGEMENT SERVICES:
--LOCKBOX SERVICES (WHOLESALE)
---Processing - per item	per item	[***]
---Per Item Imaged on CD	per item	[***]
---Data Entry per keystroke and special sort	per	[***]
---Postage	Pass Through

--LOCKBOX SERVICES (RETAIL)
(Includes stub processed,checks processed, checks w/o stubs,unbankables,envelope fee, number of deposits,envelope return fee, delivery detail, fax, research,set up fee, lockbox image, check capture, overnight delivery fee, on line deposit reporting,e-mail deposit reporting, telephone deposit reporting)

---Per Item Imaged on CD	per item	[***]
---Processing - per item	per item	[***]
---Per Data Transmission	per	[***]
---Postage	Pass Through

--EDI-Per Acct Per Month	per account	[***]
--EDI-Per addendum report	per report	[***]
--Outbound Data Exchange	per account	[***]

--Remote Image Deposit (RID) Support	per customer	[***]
--Remote Image Deposit (RID) Scanner License/Maint	pass through
CITRIX SW License, Maint. & Support	per user	[***]
COLLECTIONS SYSTEMS CHARGES
--Collection System Usage	per acct/monthly	[***]
--Recovery Dept	per acct/monthly	[***]
--Collection System Letters	per acct/monthly	[***]
Custodial Charges - Monthly maintenance for pledged collateral account	monthly	[***]
Custodial Charges-Monthly maintenance for each issue within the account	per issue	[***]
Custodial Charges -Transaction fee for each collateral change	per change	[***]
Data Exchange Services (DES)	per transmission	[***]

STATEMENT OF SERVICES

	UNIT	UNIT
O T H E R S E R V I C E S - Page 2 of 2	TYPE	CHARGE
Finance Center Hosting and Support	monthly	[***]
Internet Access	per user	[***]
MCIF Current Month Processing	per account	[***]
MCIF Analysis Reporting/Harland System	per account	[***]

MICROSOFT OUTLOOK EMAIL:
--EMAIL Mail Box including Vontu	per user	[***]

Multi-Factor Authentication (per BOB/POB user per month)	per user/monthly	[***]
Onbase Imaging Base Service Costs	monthly	[***]
Personal Online Bkng-Product Processing & Support	per active user	[***]
REMOTE ACCESS: (Secure Net Key)
--VPN Access Support	per key	[***]
RightFax Services	per page	[***]
Anti Money Laundering Application	pass through
Standard Fees-Mgmt/Technical/Prof/Consulting	per hour	[***]
Wires - Daily Domestic	per wire	[***]
Wires - International	per wire	[***]

STATEMENT OF SERVICES

	UNIT	UNIT
N E T W O R K MANAGEMENT	TYPE	CHARGE
Desktop Support	per user	[***]
Network Management Fees	per line drop	[***]

STATEMENT OF SERVICES

	UNIT	UNIT
SHARED PROJECT DEPRECIATION AND CAPITAL CHARGE COST	TYPE	CHARGE

Financial Crimes - Depreciation Expense	Monthly	[***]
Financial Crimes - Capital Cost	Monthly	[***]

STATEMENT OF SERVICES
NON DISCOUNTED ITEMS
	UNIT	UNIT
P A S S T H R U C H A R G E S	TYPE	CHARGE

Agency Banking Compensation (Credit)	invoice	---
Agency Banking Compensation (Debit)	invoice	---
ATM Surcharge Compensation	per transaction	[***]
BlackBerry - Verizon	invoice	---
Business Online Banking - Tokens - one time cost	per token	[***]
Business Online Banking - Tokens - annual support	per token	[***]
CD Creation	per cd	[***]
CD ROM Annual Software Maint.	invoice	---
IMAGE CASH LETTER CLEARING:
Direct	per item	[***]
Mixed	per item	[***]
Cognos - Maintenance	monthly	[***]
Data Lines and Equipment-Equp only	per line	[***]
Data Lines and Equipment-Lines only
Host Charges	invoice	---
WAN Charges	invoice	---
Credits	invoice	---
25% of 100MB Service in Columbia	monthly	[***]
D&B Credit Bureau Inquiries & D&B Report Charges	invoice	---
DES-Data Exchange Service	per	[***]
Dow Jones Watchlist Screening	invoice	---
Fed Wire Fee	per wire	[***]
Statement Inserts	invoice	---
MacAfee Antivirus SW	invoice	---
NCOA Processing-Third Party Vendor Fees	invoice	---
OFAC Copies (annual charge)	invoice	---
Outsourced Postcard Notices - Processing and Postage	per notice	[***]
Postage/Presort Charges	invoice	---
Purchasing	invoice	---
SSAE 16 Annual Reviews	invoice	---

Star Network CVV Stand in Fee	monthly	[***]
T-Tax Cash Tax Fees	invoice	---
Transportation & Holiday Weekend Special Pickups	invoice	---
Transportation-Average Fuel Surcharge	invoice	---
Travel Expenses - Education	invoice	---
InteliData-formerly HAN-Credit Card	invoice	---
VRU Agent Phone Line	invoice	---
Monthly Corporate Overhead Assessment	monthly	[***]

STATEMENT OF SERVICES
NON DISCOUNTED ITEMS
	UNIT	UNIT
CORRESPONDENT BANKING	TYPE	CHARGE
Investment Services Charges as Defined in Schedule Y	Monthly
Compensating Balance Adj (credit or debit)	invoice	---
International Dept Services	invoice	---
Investment Services-Monthly Statement Charge-Securities	inventory listings	[***]

LEASING DEPARTMENT SERVICES
--Monthly Processing Fee	per lease	[***]
--Transaction Fee	monthly
--Leasing Training	monthly
--Calls/Proposals	monthly
--Consultation	monthly